Filed pursuant to Rule 497(b)
File No. 333-179077

Allianz Funds
1633 Broadway
New York, NY 10019

February 23, 2012

Dear Allianz AGIC Target Fund Shareholder:

We are proposing to reorganize the Allianz AGIC Target Fund (the “AGIC Target Fund” or the “Fund”) into the Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund”). Both Funds are series of Allianz Funds. In connection with the reorganization, each share of your Fund would be exchanged at net asset value for shares of the RCM Mid-Cap Fund; the exchange is expected to be tax-free. The reorganization (the “Merger”) would allow you to invest in a fund managed by Allianz Global Investors Fund Management LLC (“AGIFM”) and sub-advised by RCM Capital Management LLC with an investment objective of long-term capital appreciation. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). Please see the “Overview” and Appendix B in the accompanying Prospectus/Proxy Statement for more information about the investment strategies of the RCM Mid-Cap Fund.

We expect the proposed Merger of your Fund will offer you the following advantages:

•	Expected decrease in total expense ratio. As noted below, the total expense ratio for Class A shares of the AGIC Target Fund is 1.21% and the total expense ratio for Class A shares of the RCM Mid-Cap Fund is 1.13%. The total expense ratio for Class A shares of the RCM Mid-Cap Fund after the Merger is expected to be 1.13%, resulting in an expense decrease to AGIC Target Fund shareholders. See “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” in the Prospectus/Proxy Statement for more details.

•	Better prospects for growth and additional assets. We believe that the RCM Mid-Cap Fund will be better positioned than the AGIC Target Fund to grow in size, potentially benefiting from possible economies of scale. The Merger will immediately result in the combined Fund having materially greater assets than either Fund’s net assets prior to closing.

•	Tax-free reorganization. For federal income tax purposes, the Merger is intended to be tax-free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the RCM Mid-Cap Fund to you in exchange for your AGIC Target Fund shares. The aggregate tax basis of the RCM Mid-Cap Fund shares you receive will be the same as the aggregate tax basis of your AGIC Target Fund shares. The other tax consequences of the Merger are complex and may vary depending on the circumstances. See “Overview — What are the U.S. federal income tax consequences of the proposed Merger?” and “Information About the Proposed Merger” in the Prospectus/Proxy Statement for more details.

What stays the same

While the Merger will cause several changes in your investment, many of the current benefits of your Fund will stay the same:

•	Continued access to multiple Allianz Funds. Like your Fund, the RCM Mid-Cap Fund will generally permit shareholder exchanges among the funds that comprise Allianz Funds and Allianz Funds Multi-Strategy Trust.

•	Continued excellent shareholder services. As a shareholder of the RCM Mid-Cap Fund, you will continue to receive the same high-level shareholder services you receive as a shareholder of your Fund.

•	Continued commitment to shareholders. AGIFM and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

What changes

The AGIC Target Fund seeks capital appreciation with no consideration to income as its investment objective; the RCM Mid-Cap Fund seeks long-term capital appreciation as its investment objective. The Funds have substantially similar investment strategies, except that while the AGIC Target Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, RCM Mid-Cap Fund generally invests at least 80% of its net assets in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). The Funds’ investment strategies are described in more detail in the Prospectus/Proxy Statement.

Your vote is important

After reviewing the proposal and considering various alternatives, the Fund’s Board of Trustees unanimously agreed that the Merger is in the best interests of Fund shareholders and voted to approve the Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed Merger and the Allianz RCM Mid-Cap Fund.

A special meeting of the shareholders of the AGIC Target Fund will be held at 10:00 a.m., Eastern time, on April 11, 2012, to vote on the proposed Merger. The meeting will be held at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, The Altman Group, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 800-591-6309.

Thank you in advance for your participation in this important event.

Sincerely,

Brian S. Shlissel
President

Allianz Funds
Allianz AGIC Target Fund
c/o Allianz Global Investors Fund Management LLC
1633 Broadway
New York, New York 10019

For proxy information, please call (800) 591-6309
For account information, please call:
(800) 988-8380 (Retail classes: A, B, C, D & R)
(800) 498-5413 (Institutional classes: Administrative, Institutional & P)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
April 11, 2012

To the Shareholders of Allianz AGIC Target Fund:

Notice is hereby given that a Special Meeting of Shareholders of Allianz AGIC Target Fund (the “AGIC Target Fund”) will be held on April 11, 2012, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019 (the “Meeting”), to consider the following:

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AGIC Target Fund to the Allianz RCM Mid-Cap Fund in exchange for shares of the RCM Mid-Cap Fund, and the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund, and the distribution of such shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on February 15, 2012, are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

Thomas J. Fuccillo
Secretary of the Trust

February 23, 2012

YOUR VOTE IS IMPORTANT

PLEASE RESPOND — YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PREPAID ENVELOPE THE ENCLOSED PROXY CARD(S) SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Allianz Funds
Prospectus/Proxy Statement

Dated as of February 23, 2012

Acquisition of the assets of:	by and in exchange for shares of:

Allianz AGIC Target Fund, a series of Allianz Funds 1633 Broadway New York, New York 10019 212-739-3000	Allianz RCM Mid-Cap Fund, a series of Allianz Funds 1633 Broadway New York, New York 10019 212-739-3000

This Prospectus/Proxy Statement relates to the proposed reorganization (the “Merger”) of Allianz AGIC Target Fund (the “AGIC Target Fund”) into Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund”).

The AGIC Target Fund and the RCM Mid-Cap Fund are each a series of Allianz Funds (the “Trust”) and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the AGIC Target Fund to the RCM Mid-Cap Fund in exchange for shares of beneficial interest of the RCM Mid-Cap Fund (the “Merger Shares”) and the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund, followed by the distribution of the Merger Shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund. As a result of the proposed transaction, the AGIC Target Fund will cease to be a series of the Trust.

Because you are being asked to approve transactions that will result in your holding shares of the RCM Mid-Cap Fund, this document also serves as a Prospectus for the Merger Shares of the RCM Mid-Cap Fund. The RCM Mid-Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). The RCM Mid-Cap Fund normally invests primarily in equity securities of U.S. companies. See “Overview — How do the investment objectives, policies and restrictions of the AGIC Target Fund and the RCM Mid-Cap Fund compare?” below for a more complete discussion of the Funds’ investment strategies.

The RCM Mid-Cap Fund and the AGIC Target Fund are both diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of twenty-three separate investment series.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the RCM Mid-Cap Fund. Please read it and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Proxy Statement:

•	The Trust’s current Prospectus for Class A, Class B, Class C and Class R shares of its series, dated November 1, 2011, as supplemented (the “Retail Prospectus”), but only with respect to the information about the AGIC Target Fund contained therein.

•	The Trust’s current Prospectus for Class D, Class P, Institutional and Administrative Class shares of its series, dated November 1, 2011, as supplemented (the “Institutional Prospectus”), but only with respect to the information about the AGIC Target Fund contained therein.

•	A Statement of Additional Information dated February 23, 2012, relating to the transactions described herein (the “Merger Statement of Additional Information”).

The following documents have been filed with the SEC and are incorporated into the Merger Statement of Additional Information by reference, which means they are considered legally a part of the Merger Statement of Additional Information.

•	The Trust’s current Statement of Additional Information, dated November 1, 2011, as supplemented from time to time (including the Report of Independent Registered Public Accountants and financial statements with respect to the Funds incorporated by reference therein) (together, the “Allianz Statement of Additional Information” and, together with the Merger Statement of Additional Information, the “Statement of Additional Information”).

•	The Trust’s current Annual Report for Class A, Class B, Class C, Class D, Class R, Class P, Institutional and Administrative Class shares of its series, dated June 30, 2011, as supplemented (including the Report of Independent Registered Public Accountants and Financial Statements included therein) (the “Annual Report”), but only with respect to the information about the AGIC Target Fund and the RCM Mid-Cap Fund contained therein.

For a free copy of the Prospectuses, Statement of Additional Information and Annual Report (as defined above), please call or write to the Trust at the phone number or address appearing above. Text-only versions of these documents, as well as proxy materials, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC; or at the public reference facilities in its Northeast and Midwest regional offices, at 3 World Financial Center, Suite 400, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, DC 20549-1520. Information on the operation of the Public Reference Room may be obtained at 202-551-8090. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its Statement of Additional Information and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit this Web site for additional information about the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the RCM Mid-Cap Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

A. OVERVIEW	4
B. PRINCIPAL RISK FACTORS	15
C. INFORMATION ABOUT THE PROPOSED MERGER	19
D. INFORMATION ABOUT THE AGIC TARGET FUND AND THE RCM MID-CAP FUND	32
E. VOTING INFORMATION	33
APPENDIX A Form of Agreement and Plan of Reorganization	A-1
APPENDIX B Information About the RCM Mid-Cap Fund	B-1
APPENDIX C Financial Highlights	C-1
APPENDIX D Comparison of Fundamental Investment Restrictions	D-1

A.	OVERVIEW

The responses to the questions that follow provide an overview of key points the RCM Mid-Cap Fund believes are typically of interest to shareholders considering a transaction such as the Merger. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Merger.

1.  What is being proposed?

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger Agreement provides, among other things, for the transfer of all of the assets of the AGIC Target Fund to the RCM Mid-Cap Fund in exchange for (i) the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund and (ii) the issuance to the AGIC Target Fund of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Shares of the RCM Mid-Cap Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund.

As a result of the Merger, the AGIC Target Fund will receive a number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares of the RCM Mid-Cap Fund equal in value to the value of the net assets of the AGIC Target Fund being transferred and attributable to Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund. Following the transfer:

•	Each shareholder of the AGIC Target Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class, and/or Administrative Class Merger Shares of the RCM Mid-Cap Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C, Class D, Class P, Institutional Class and/or Administrative Class shares of the AGIC Target Fund, respectively.

•	The AGIC Target Fund will cease to be a series of the Trust and will liquidate.

Allianz Global Investors Fund Management LLC (“AGIFM”), the investment adviser to each Fund, is proposing the Merger to shareholders of the AGIC Target Fund because it believes that it would result in a combined fund with a larger asset base, lower total expenses, and improved prospects for future growth than the AGIC Target Fund would experience on its own if the reorganization were not to occur. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” below.

2.  What will happen to my AGIC Target Fund shares as a result of the proposed Merger?

Your AGIC Target Fund shares will be exchanged on a tax-free basis for Merger Shares of the RCM Mid-Cap Fund with an equal aggregate net asset value on the date of the Merger.

3.  Why is the Merger being proposed at this time?

At a meeting held on December 15-16, 2011, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The Trustees expect the proposed Merger will offer shareholders of the AGIC Target Fund the following advantages:

Expected decrease in total expense ratio.  As noted below, the total expense ratio for Class A shares of the AGIC Target Fund is 1.21% and the total expense ratio for Class A shares of the RCM Mid-Cap Fund is 1.13%. The total expense ratio for Class A shares of the RCM Mid-Cap Fund after the Merger is expected to be 1.13%, resulting in an expense decrease to AGIC Target Fund shareholders. See “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” for more details.

Better prospects for growth and additional assets.  We believe that the RCM Mid-Cap Fund will be better positioned than the AGIC Target Fund to grow in size, potentially benefiting from possible economies of scale. The Merger will immediately result in the RCM Mid-Cap Fund having materially greater assets than the AGIC Target Fund’s net assets prior to closing.

Tax-free Reorganization.  For federal income tax purposes, the Merger is intended to be tax free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the RCM Mid-Cap Fund to you in exchange for your AGIC Target Fund shares. The aggregate tax basis of the RCM Mid-Cap Fund shares you receive will be the same as the aggregate tax basis of your AGIC Target Fund shares. The other tax consequences of the Merger are complex and may vary depending on the circumstances. See “Overview — What are the U.S. federal income tax consequences of the proposed Merger?” and “Information About the Proposed Merger” for more details.

For a detailed discussion of the Trustees’ deliberations, see “Information About the Proposed Merger — Trustees’ Considerations Relating to Proposed Merger.”

4.  How do the investment objectives, policies and restrictions of the AGIC Target Fund and the RCM Mid-Cap Fund compare?

The investment objectives, policies and restrictions of the Funds are similar. The principal investments and strategies of each Fund are summarized below. Additional information about the principal investments and strategies of the AGIC Target Fund is set forth in the Prospectuses, and is incorporated herein by reference. Additional information about the principal investments and strategies of the RCM Mid-Cap Fund is set forth in “Appendix B — Information About the RCM Mid-Cap Fund.”

	AGIC Target Fund	RCM Mid-Cap Fund

Investment Objectives	The Fund seeks capital appreciation; no consideration is given to income.	The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select securities for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a security when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

AGIC Target Fund	RCM Mid-Cap Fund

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.
In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Comparison.  The similarities and differences of the investment objectives, policies and restrictions of the Funds are described below.

•	Approximate Number of Holdings. The AGIC Target Fund normally invests in equity securities of up to 100 issuers. The RCM Mid-Cap Fund normally invests in equity securities of 85-125 issuers.

•	Other Securities. In addition to common stocks, the Funds may invest in other types of securities, including securities issued in initial public offerings (IPOs).

•	Investments in Foreign Securities. The AGIC Target Fund may invest up to 15% of its assets in non-U.S. securities (without limit in American Depositary Receipts (ADRs)), while the RCM Mid-Cap Fund does not have any limitation on the percentage of its assets that may be invested in non-U.S. companies.

•	Allowance for Derivatives. The RCM Mid-Cap Fund invests in derivative instruments as part of its principal investment strategy. While the AGIC Target Fund may invest in derivatives, it is not part of the Fund’s principal investment strategy.

•	Temporary and Defensive Investments. In response to unfavorable market and other conditions, each of the Funds may make temporary investments of some or all of its assets in high-quality fixed-income securities, cash and cash equivalents. This would be inconsistent with each Fund’s investment objective and principal strategies.

•	Investment Policies/Restrictions. The AGIC Target Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion. The RCM Mid-Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities of medium-sized companies, defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011).

•	Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains no less frequently than annually.

•	Legal and Accounting Survivor. The AGIC Target Fund is the larger of the two funds in terms of asset size. However, the combined fund will have the same investment advisers; investment objectives, policies, and restrictions; and expense structures and expense ratios as the RCM Mid-Cap Fund, and so the RCM Mid-Cap Fund will be the legal and accounting survivor of the Merger.

Fundamental Investment Restrictions.  The AGIC Target Fund and the RCM Mid-Cap Fund have adopted certain fundamental investment restrictions. Fundamental investment restrictions cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of the RCM Mid-Cap Fund are substantially similar, although not identical to, those of the AGIC Target Fund. For example:

•	The AGIC Target Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) (as set forth in Appendix D). The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security. The RCM Mid-Cap Fund is not subject to a similar fundamental restriction.

•	The AGIC Target Fund may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates[1], in the aggregate. The RCM Mid-Cap Fund is not subject to a similar fundamental restriction.

•	The AGIC Target Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options. The RCM Mid-Cap Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

For a more complete understanding of the fundamental investment policies for the AGIC Target Fund and the RCM Mid-Cap Fund, please see Appendix D (“Comparison of Fundamental Investment Restrictions”).

5.  How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the proposed Merger?

The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund and to analyze the estimated pro forma expenses that AGIFM estimates the RCM Mid-Cap Fund will bear in the first year following the Merger. As indicated in the tables below, it is expected that the Merger will result in lower Fund expenses because of the lower management fee levels (a combination of investment advisory fees and “unitary” administrative fees) of the RCM Mid-Cap Fund. These tables and the footnotes below summarize the following information:

•	Expenses that the AGIC Target Fund incurred in the fiscal year ended June 30, 2011.

•	Expenses that the RCM Mid-Cap Fund incurred in the fiscal year ended June 30, 2011.

•	Expenses that AGIFM estimates the RCM Mid-Cap Fund would have incurred in the fiscal year ended June 30, 2011, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2010. The actual expenses incurred by the RCM Mid-Cap Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the RCM Mid-Cap Fund incurs a higher level of expenses in future periods (for example, if its net assets are lower).

Sales charges are paid directly by shareholders to Allianz Global Investors Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees (a combination of investment advisory fees and “unitary” administrative fees paid to AGIFM), Rule 12b-1 fees (if applicable), and other expenses.

1 As set forth in the Trust’s Statement of Additional Information, the policy also relates to the Allianz NFJ Mid-Cap Value, Allianz AGIC Growth and Allianz AGIC Opportunity Funds.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 133 of the Fund’s Retail Prospectus, in the “Classes of Shares” section of Appendix B or from your financial advisor.

		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[2]	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.21%	1.13%	1.13%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[3]	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	1.00%	1.00%	1.00%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.96%	1.88%	1.88%

CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[4]	1.00%	1.00%	1.00%

2 For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
3 For Class B shares, the maximum CDSC is imposed on shares redeemed within the first year; the CDSC decreases over time to zero for shares held longer.
4 For Class C shares, the CDSC is imposed only on shares redeemed within the first year.

		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	1.00%	1.00%	1.00%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.96%	1.88%	1.88%

CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.21%	1.13%	1.13%
INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%	.77%	.77%
Distribution and/or Servicing Fees	N/A	N/A	N/A
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	.86%	.78%	.78%

ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%	.77%	.77%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.11%	1.03%	1.03%

		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

CLASS P SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	N/A	N/A	N/A
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	.96%	.88%	.88%

Examples.  The following Examples are intended to help you compare the cost of investing in the AGIC Target Fund with the cost of investing in the RCM Mid-Cap Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Example.  Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Class A Shares:
AGIC Target Fund (Current)	$667	$913	$1,178	$1,935
RCM Mid-Cap Fund (Current)	$659	$889	$1,138	$1,849
RCM Mid-Cap Fund (Pro forma)	$659	$889	$1,138	$1,849

Class B Shares:
AGIC Target Fund (Current)	$699	$915	$1,257	$2,000
RCM Mid-Cap Fund (Current)	$691	$891	$1,216	$1,914
RCM Mid-Cap Fund (Pro forma)	$691	$891	$1,216	$1,914

Class C Shares:
AGIC Target Fund (Current)	$299	$615	$1,057	$2,285
RCM Mid-Cap Fund (Current)	$291	$591	$1,016	$2,201
RCM Mid-Cap Fund (Pro forma)	$291	$591	$1,016	$2,201

Class D Shares:
AGIC Target Fund (Current)	$123	$384	$665	$1,466
RCM Mid-Cap Fund (Current)	$115	$359	$622	$1,375
RCM Mid-Cap Fund (Pro forma)	$115	$359	$622	$1,375

Class P Shares:
AGIC Target Fund (Current)	$98	$306	$531	$1,178
RCM Mid-Cap Fund (Current)	—	—	—	—
RCM Mid-Cap Fund (Pro forma)	$90	$281	$488	$1,084

	1 Year	3 Years	5 Years	10 Years

Institutional Class Shares:
AGIC Target Fund (Current)	$88	$274	$477	$1,061
RCM Mid-Cap Fund (Current)	$80	$249	$433	$966
RCM Mid-Cap Fund (Pro forma)	$80	$249	$433	$966

Administrative Class Shares:
AGIC Target Fund (Current)	$113	$353	$612	$1,352
RCM Mid-Cap Fund (Current)	$105	$328	$569	$1,259
RCM Mid-Cap Fund (Pro forma)	$105	$328	$569	$1,259

Example.  Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Class A Shares:
AGIC Target Fund (Current)	$667	$913	$1,178	$1,935
RCM Mid-Cap Fund (Current)	$659	$889	$1,138	$1,849
RCM Mid-Cap Fund (Pro forma)	$659	$889	$1,138	$1,849

Class B Shares:
AGIC Target Fund (Current)	$199	$615	$1,057	$2,000
RCM Mid-Cap Fund (Current)	$191	$591	$1,016	$1,914
RCM Mid-Cap Fund (Pro forma)	$191	$591	$1,016	$1,914

Class C Shares:
AGIC Target Fund (Current)	$199	$615	$1,057	$2,285
RCM Mid-Cap Fund (Current)	$191	$591	$1,016	$2,201
RCM Mid-Cap Fund (Pro forma)	$191	$591	$1,016	$2,201

Class D Shares:
AGIC Target Fund (Current)	$123	$384	$665	$1,466
RCM Mid-Cap Fund (Current)	$115	$359	$622	$1,375
RCM Mid-Cap Fund (Pro forma)	$115	$359	$622	$1,375

Class P Shares:
AGIC Target Fund (Current)	$98	$306	$531	$1,178
RCM Mid-Cap Fund (Current)	—	—	—	—
RCM Mid-Cap Fund (Pro forma)	$90	$281	$488	$1,084

Institutional Class Shares:
AGIC Target Fund (Current)	$88	$274	$477	$1,061
RCM Mid-Cap Fund (Current)	$80	$249	$433	$966
RCM Mid-Cap Fund (Pro forma)	$80	$249	$433	$966

Administrative Class Shares:
AGIC Target Fund (Current)	$113	$353	$612	$1,352
RCM Mid-Cap Fund (Current)	$105	$328	$569	$1,259
RCM Mid-Cap Fund (Pro forma)	$105	$328	$569	$1,259

Portfolio Turnover.  The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios). The AGIC Target Fund’s portfolio turnover rate for the fiscal year ended June 30, 2011 was 97% and the average over the five fiscal years for the period ended June 30, 2011 was 117%. The RCM Mid-Cap Fund’s portfolio turnover rate for the fiscal year ended June 30, 2011 was 133% and the average over the five fiscal years for the period ended June 30, 2011 was 118%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect a Fund’s investment performance.

The Administrative Fee arrangements and the Distribution Fee arrangements for the RCM Mid-Cap Fund are discussed further under “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” below.

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds. The cost of any restructuring of the combined fund portfolio will be borne by the Funds and not reimbursed by AGIFM. For more information about the expenses associated with the Merger, see “Information About the Proposed Merger — Expenses of the Merger.”

6.  Will my dividends be affected by the proposed Merger?

The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains no less frequently than annually.

7.  Who manages the RCM Mid-Cap Fund and how does management of the AGIC Target Fund differ?

AGIFM is the investment adviser to each Fund. Allianz Global Investors Capital LLC (“AGIC”) serves as the sub-adviser to the AGIC Target Fund. RCM Capital Management LLC (“RCM”) serves as the sub-adviser to the RCM Mid-Cap Fund. AGIC and RCM are affiliates of AGIFM’s parent, Allianz Asset Management of America L.P.

8.  What are the U.S. federal income tax consequences of the proposed Merger?

For federal income tax purposes, the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the AGIC Target Fund or its shareholders directly as a result of the Merger. The aggregate tax basis of the Merger Shares received by each AGIC Target Fund shareholder is expected to be the same as the aggregate tax basis of the shareholder’s AGIC Target Fund shares, and the holding period of the Merger Shares in the hands of each AGIC Target Fund shareholder is expected to include the holding period for the shareholder’s AGIC Target Fund shares, provided in each case that the shareholder held the AGIC Target Fund shares as capital assets. Since the Merger will end the tax year of the AGIC Target Fund, it will accelerate distributions of any dividends from the AGIC Target Fund to its shareholders. Prior to the Exchange Date (as defined in the Merger Agreement), the AGIC Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the AGIC Target Fund shareholders (i) all of the excess of (x) the AGIC Target Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the AGIC Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the AGIC Target Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the AGIC Target Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date. Because the AGIC Target Fund expects its fairly significant capital loss carryforwards to offset all or a significant portion of any gains realized during the short taxable year ending on the date of the Merger, it is not expected that the AGIC Target Fund will make any significant distributions of capital gain dividends prior to the Merger. If the AGIC Target Fund has ordinary income for the tax year ending on the date of the Merger, such income must be distributed to the Fund’s shareholders. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes.

The application of loss limitation rules under federal tax law as a result of the Merger can limit the combined Fund’s ability to carry forward capital losses of either Fund and to use them to offset future gains. These loss limitation rules, combined with the spreading of each Fund’s gain and loss attributes across the larger combined Fund, can result in potential tax costs to shareholders of either or both Funds. For more information about the federal income tax consequences of the Merger, see “Information About the Proposed Merger — U.S. Federal Income Tax Consequences.”

9.  What are the distribution and share class arrangements of the Funds?

The distribution and share class arrangements of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares are identical to those of the corresponding classes of shares of the AGIC Target Fund.

•	Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a “CDSC”), except in the case of certain purchases of Class A shares without a sales load that are redeemed within 18 months after purchase.

•	Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase depending on when they were purchased.

•	Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not automatically convert into another class of shares.

•	Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Class P shares of the Funds are not subject to an initial sales charge or CDSC and are not subject to an annual distribution and/or service fee.

•	Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC and are not subject to an annual distribution and/or service fee.

•	Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

See Appendix B for more information about the RCM Mid-Cap Fund’s distribution and share class arrangements.

10.  Do the procedures for purchasing, redeeming and exchanging shares of the AGIC Target Fund and the RCM Mid-Cap Fund differ?

Purchases of Shares.  The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the RCM Mid-Cap Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm, and Class B shares, which are no longer available for purchase, except through exchanges and dividend reinvestments) or through an investor’s financial representative or other financial intermediary. The minimum investment amount for each Class A, Class B, Class C, and Class D shares is $1,000. Institutional Class, Class P and Administrative Class shares require a $1,000,000 minimum investment (except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors).

Exchanges.  You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions.  Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC and/or redemption fee. The Trust does not charge any redemption fees on the redemption or exchange of Fund shares. Shareholders can redeem Class A, B and C shares through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional Class, Class P and Administrative Class shares can be redeemed through a participating financial intermediary or via a written, telephonic, or wire communication redemption request directly to the Fund’s transfer agent. See “Selling Shares — Class A, B and C Shares,” “Selling Shares — Class D Shares” and “Selling Shares — Institutional Class, Class P and Administrative Class Shares” in Appendix B.

11.  Will I be able to redeem shares of the AGIC Target Fund prior to the consummation of the proposed Merger?

Yes, shareholders of the AGIC Target Fund may redeem their shares prior to the Merger. Purchases and exchange purchases will be suspended prior to consummation of the Merger. The last day to make a purchase will be April 5, 2012. If the Merger takes place, shareholders will still be free at any time to redeem their shares of the RCM Mid-Cap Fund for cash at net asset value at the time of such redemption, or to exchange their shares of the RCM Mid-Cap Fund at net asset value for shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es).

12.  How will I be notified of the outcome of the vote?

If the proposed Merger of the AGIC Target Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of shares of the RCM Mid-Cap Fund you are receiving.

13.  Will the number of shares I own change?

The number of shares you own will likely change, but the total net asset value of the shares of the RCM Mid-Cap Fund you receive will equal the total net asset value of the shares of the AGIC Target Fund that you hold at the time of the Merger.

14.  What shareholder vote is required to approve the proposed Merger?

At the meeting of shareholders of the AGIC Target Fund, 30% of the shares of the AGIC Target Fund outstanding as of February 15, 2012 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the AGIC Target Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the AGIC Target Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the AGIC Target Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her AGIC Target Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B — Information About the RCM Mid-Cap Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the AGIC Target Fund, the AGIC Target Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the AGIC Target Fund. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” below.

B.	PRINCIPAL RISK FACTORS

What are the principal risks of the RCM Mid-Cap Fund, and how do they compare with those of the AGIC Target Fund?

Because the Funds have similar investment objectives and investment strategies, the principal risks of investing in the Funds are substantially the same. The principal risks of the Funds are summarized below. To the extent the Funds have the same principal risks, the Funds describe those risks identically. To the extent the Funds’ principal risks differ, those differences are noted below. The RCM Mid-Cap Fund has two principal risks that are not shared by the AGIC Target Fund: Derivatives Risk and Leveraging Risk. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in the Prospectuses and “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Management Risk.  Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models. The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Adviser or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Investors Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Issuer Risk.  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk.  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Equity Securities Risk.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Smaller Company Risk.  The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Credit Risk.  A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to honor its obligations to the Fund.

Derivatives Risk.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques — Derivatives” in the Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions. This is not a principal risk of the AGIC Target Fund.

Focused Investment Risk.  Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.
Commodity-Related Companies Risk.  Funds that make significant investments in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”) will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Specifically, cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, the commodities industries and funds that focus their investments in commodity-related companies can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Finally, investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a Fund’s portfolio manager(s).

IPO Risk.  Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Leveraging Risk.  Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. This is not a principal risk of the AGIC Target Fund.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Non-U.S. Investment Risk.  A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

Currency Risk.  Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Turnover Risk.  A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may experience increased turnover as a result of the Merger.

C.	INFORMATION ABOUT THE PROPOSED MERGER

1.  Summary of the Terms of the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund

You are being asked to approve the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the AGIC Target Fund and the RCM Mid-Cap Fund (the “Merger Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Merger Agreement provides that the RCM Mid-Cap Fund will acquire all of the assets of the AGIC Target Fund in exchange for the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund and for the distribution to the AGIC Target Fund’s shareholders of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Merger Agreement). If the Merger is approved by shareholders of the AGIC Target Fund, it is expected the Exchange Date will occur on or about April 13, 2012. The following discussion of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The AGIC Target Fund will transfer all of its assets to the RCM Mid-Cap Fund, and, in exchange, the RCM Mid-Cap Fund will assume all of the liabilities of the AGIC Target Fund and deliver to the AGIC Target Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class A shares less the value of the AGIC Target Fund’s liabilities attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class B shares less the value of the AGIC Target Fund’s liabilities attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class C shares less the value of the AGIC Target Fund’s liabilities attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class D shares less the value of the AGIC Target Fund’s liabilities attributable to its Class D shares, (v) a number of full and fractional Class P Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class P shares less the value of the AGIC Target Fund’s liabilities attributable to its Class P shares, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Institutional Class shares less the value of the AGIC Target Fund’s liabilities attributable to its Institutional Class shares, and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Administrative Class shares less the value of the AGIC Target Fund’s liabilities attributable to its Administrative Class shares.

Immediately following the Exchange Date, the AGIC Target Fund will, in complete liquidation of the AGIC Target Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the AGIC Target Fund, with Class A Merger Shares being distributed to holders of Class A shares of the AGIC Target Fund, Class B Merger Shares being distributed to holders of Class B shares of the AGIC Target Fund, Class C Merger Shares being distributed to holders of Class C shares of the AGIC Target Fund, Class D Merger Shares being distributed to holders of Class D shares of the AGIC Target Fund, Class P Merger Shares being distributed to holders of Class P shares of the AGIC Target Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the AGIC Target Fund and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the AGIC Target Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the AGIC Target Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the RCM Mid-Cap Fund in the names of the AGIC Target Fund shareholders, each account holding the respective number of full and fractional Class A,

Class B, Class C, Class D, Class P, Institutional Class and/or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the AGIC Target Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the RCM Mid-Cap Fund.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of the AGIC Target Fund. The Merger Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the AGIC Target Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

2.  Description of Merger Shares

Full and fractional Merger Shares will be issued to the AGIC Target Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the RCM Mid-Cap Fund, which, except as noted below, have characteristics identical to those of the corresponding class of shares of the AGIC Target Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•	You pay an initial or (“up-front”) sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested. AGIC Target Fund shareholders will not pay a sales charge on the RCM Mid-Cap Fund shares they receive in the Merger.

•	Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.[5]

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase.[6]

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after

5 For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C, Class D, Class P, Institutional Class, or Administrative Class Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C, Class D, Class P, Institutional Class or Administrative Class shares, as the case may be, of the AGIC Target Fund, and the CDSC would be applied at the same rate as was in effect for the AGIC Target Fund at the time the shares of the AGIC Target Fund were originally purchased.
6 The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines one percentage point per year (i.e., sold in first year at 5%, sold in second year at 4%, etc., until in the seventh and subsequent years there is no CDSC).

December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Merger Shares

•	Class C shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within the first year after purchase.

•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

Class P Merger Shares

•	Class P shares are not subject to a front-end sales charge or a CDSC.

•	Class P shares are not subject to 12b-1 distribution and/or service fees.

Institutional Class Merger Shares

•	Institutional Class shares are not subject to a front-end sales charge or a CDSC.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

Administrative Class Merger Shares

•	Administrative Class shares are not subject to a front-end sales charge or a CDSC.

•	Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

See “Information About the RCM Mid-Cap Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Class P, Institutional Class, and Administrative Class shares of the RCM Mid-Cap Fund.

3.	Trustees’ Considerations Relating to the Proposed Merger

At a meeting held on December 15-16, 2011, the Trustees, including the Independent Trustees, determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The principal factors considered by the Trustees in determining to approve the Merger were as follows:

•	The fact that the Merger is expected to result in lower Fund expenses for AGIC Target Fund shareholders and no change in expenses for RCM Mid-Cap Fund shareholders.

•	AGIFM’s belief that, given weak investor flows to the mid-cap growth style category, it would simplify the AGIFM Funds line-up for prospective investors to have only one mid-cap growth fund.

•	The RCM Mid-Cap Fund has a stronger Morningstar rating than the AGIC Target Fund, reflecting its lower volatility profile, and AGIFM believes investors will gravitate to mid-cap growth funds that exhibit the strongest Morningstar ratings and risk-adjusted performance results.

•	The Merger will result in a combined fund with a better longer-term absolute performance record and lower volatility in performance results than those metrics currently attributable to the AGIC Target Fund. Although the RCM Mid-Cap Fund is significantly smaller than the AGIC Target Fund, it is expected that the performance record of the RCM Mid-Cap Fund will survive as the record of the combined fund after the Merger.

•	The fact that the two Funds have similar investment objectives and investment strategies. The Trustees considered the fact that combining the two Funds would allow shareholders of the AGIC Target Fund to continue their investment in a substantially similar Fund with lower expenses due to the lower total expense ratio of the combined fund expected to result from the Merger.

•	The fact that the Merger is expected to be a tax-free reorganization.

•	Alternatives to the Merger, including maintaining the status quo, merging with another fund in the Trust, and liquidating the AGIC Target Fund.

•	The fact that all legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by AGIFM or its affiliates, and not by the Funds.

•	Shareholders who do not wish to invest in the RCM Mid-Cap Fund can redeem their shares before or after the Merger.

As noted above, the Trustees also considered information from AGIFM relating to the comparative net operating results of the Funds, the historical and pro forma tax attributes of the Funds, and the effect of the Merger on the tax attributes (certain gains and losses) of the Funds. As of September 30, 2011, the gain and loss attributes of each Fund and the combined Fund were as follows:

		Pre-Merger	YTD (7/1/11-
	Net	Capital Loss	9/30/11) Net	Net Unrealized
Fund	Assets	Carryforwards	Realized Gains	Gains (Losses)
Allianz RCM Mid-Cap Fund	$61.4	$(6.1)**	$0.4	$(5.9)
Allianz AGIC Target Fund	$263.1	$(64.3)	$19.1	$(9.8)
Pro Forma Combined Fund*	$324.5	$(70.4)	—	—

Amounts expressed in millions.

*	The pro forma figures for net assets, pre-merger capital loss carryforwards, net realized gains or losses and net unrealized gains or losses are as of September 30, 2011. Please note that the figures for YTD Net Realized Gains represent book numbers, rather than tax, which will differ, though we do not have reason to believe that such differences will have a material affect on this gain/loss analysis. Please also note that the pro forma “pre-merger capital loss carryforwards” for the combined fund do not reflect the effect of the loss limitation rules as a result of the reorganization under Sections 381-384 of the Internal Revenue Code (see “Information About the Proposed Merger — U.S. Federal Income Tax Consequences”).

**	The Allianz RCM Mid-Cap Fund’s carryforwards are currently subject to limitation under Section 382, as the result of an “ownership change” that occurred on June 4, 2009. The amount of the loss that may be utilized is limited to $1.9 million per year.

As discussed in more detail below, a Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger, and in certain circumstances, shareholders of either Fund may pay taxes sooner, pay more taxes or enjoy a reduced benefit from the offset of capital losses against capital gains, than if the Merger had not occurred.

4.	Expenses of the Merger

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

The cost of any restructuring of the combined fund portfolio will be borne by the Funds and not reimbursed by AGIFM. There may be restructuring following the Merger, and after the Merger the RCM Mid-Cap Fund may dispose of some of the AGIC Target Fund’s portfolio securities acquired in the Merger. Brokerage costs and other expenses associated with these transactions have been estimated by AGIFM to be approximately $222,000. To the extent that the AGIC Target Fund portfolio securities are sold after the Merger, these costs will be borne by the post-Merger RCM Mid-Cap Fund.

5.	U.S. Federal Income Tax Consequences

The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, as further described below, generally for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the RCM Mid-Cap Fund and the AGIC Target Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the RCM Mid-Cap Fund upon the receipt of the assets of the AGIC Target Fund pursuant to the Merger Agreement in exchange for Merger Shares and the assumption by the RCM Mid-Cap Fund of the liabilities of the AGIC Target Fund;

(iii) under Section 362(b) of the Code, the RCM Mid-Cap Fund’s tax basis in the assets that the RCM Mid-Cap Fund receives from the AGIC Target Fund will be the same as the AGIC Target Fund’s basis in such assets immediately prior to the transfer;

(iv) under Section 1223(2) of the Code, the RCM Mid-Cap Fund’s holding period in such assets will include the AGIC Target Fund’s holding period in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the AGIC Target Fund upon the transfer of its assets to the RCM Mid-Cap Fund in exchange for Merger Shares and the assumption by the RCM Mid-Cap Fund of the liabilities of the AGIC Target Fund, or upon the distribution of the Merger Shares by the AGIC Target Fund to its shareholders in complete liquidation of the AGIC Target Fund;

(vi) under Section 354 of the Code, no gain or loss will be recognized by the AGIC Target Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the AGIC Target Fund;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the AGIC Target Fund’s shareholders receive in exchange for their AGIC Target Fund shares will be the same as the aggregate tax basis of their AGIC Target Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, an AGIC Target Fund shareholder’s holding period for the Merger Shares received will be determined by including the holding period for the AGIC Target Fund shares exchanged for the Merger Shares, provided that the shareholder held the AGIC Target Fund shares as capital assets; and

(ix) the RCM Mid-Cap Fund will succeed to and take into account the items of the AGIC Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. If a Merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the AGIC Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her AGIC Target Fund shares and the fair market value of the Merger Shares he or she received.

Although it is not anticipated that the AGIC Target Fund will “reposition” its portfolio prior to the Merger, a portion of the portfolio assets of the AGIC Target Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the AGIC Target Fund’s tax basis in such assets. Any net capital gains recognized in these sales will be distributed to the AGIC Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Because the Merger will end the tax year of the AGIC Target Fund, it could accelerate distributions to shareholders from the AGIC Target Fund for its short tax year ending on the date of the Merger. Those tax year-end distributions will be taxable and will take into account any capital gains resulting from portfolio turnover prior to the Merger. Because the AGIC Target Fund expects its fairly significant capital loss carryforwards to offset all or a significant portion of any gains realized during the short taxable year ending on the date of the Merger, it is not expected that the AGIC Target Fund will make any significant distributions of capital gains dividends prior to the Merger.

Prior to the Exchange Date (as defined in the Merger Agreement), the AGIC Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the AGIC Target Fund shareholders (i) all of the excess of (x) the AGIC Target Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the AGIC Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the AGIC Target Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the AGIC Target Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date. These distributions will be taxable to shareholders, and such distributions by the AGIC Target Fund will include any capital gains resulting from any portfolio turnover prior to the Merger.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger. First, “pre-acquisition losses” of either the AGIC Target Fund or the RCM Mid-Cap Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the AGIC Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the RCM Mid-Cap Fund for the taxable year of the Merger that is equal to the portion of the RCM Mid-Cap Fund’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred.

In addition, the combined fund resulting from the Merger will have tax attributes that reflect a blending of the tax attributes of the AGIC Target Fund and the RCM Mid-Cap Fund at the time of the Merger (including as affected by the rules set forth above). Therefore, the shareholders of the AGIC Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the RCM Mid-Cap Fund’s assets, as well as any taxable gains realized by the RCM Mid-Cap Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by the RCM Mid-Cap Fund. As a result, shareholders of the AGIC Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. And any pre-acquisition losses of the AGIC Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Merger, such that the benefit of those losses to the AGIC Target Fund shareholders may be further reduced relative to what the benefit would have been had the Merger not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Merger.

This summary of the U.S. federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

6.	Management of the AGIC Target Fund and the RCM Mid-Cap Fund

Advisory and Sub-Advisory Arrangements and Fees.  AGIFM serves as the investment adviser for both of the Funds. Organized in 2000, AGIFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. AGIFM is a wholly owned indirect subsidiary of Allianz Asset Management of America L.P. As of December 31, 2011, AGIFM and its investment management affiliates had approximately $1.4 trillion of assets under management.

Subject to the supervision of the Board of Trustees, AGIFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting AGIFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits AGIFM from entering into sub-advisory agreements with affiliates of AGIFM without shareholder approval, unless those affiliates are substantially wholly owned by Allianz, AGIFM’s parent company. Subject to the ultimate supervision of the Trustees, AGIFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

AGIC, an affiliate of AGIFM, serves as sub-adviser to the AGIC Target Fund. In its capacity as sub-adviser, AGIC directly manages the investments of the AGIC Target Fund. AGIC has full investment discretion and makes all determinations with respect to the investment of the AGIC Target Fund’s assets. AGIC is compensated for its services from the advisory fees paid to AGIFM.

RCM, an affiliate of AGIFM, serves as sub-adviser to the RCM Mid-Cap Fund. In its capacity as sub-adviser, RCM directly manages the investments of the RCM Mid-Cap Fund. RCM has full investment discretion and makes all determinations with respect to the investment of the RCM Mid-Cap Fund’s assets. RCM is compensated for its services from the advisory fees paid to AGIFM.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment advisory agreement and the sub-advisory agreement between AGIC and AGIFM with respect to the AGIC Target Fund, and the sub-advisory agreement between RCM and AGIFM with respect to the RCM Mid-Cap Fund are included in the Fund’s semi-annual report to shareholders for the most recent six-month period.

The AGIC Target Fund and RCM Mid-Cap Fund each pay AGIFM a fee at the annual rate of 0.55% in the case of the AGIC Target Fund and 0.47% in the case of the RCM Mid-Cap Fund of the average daily net assets of the applicable Fund in return for providing and/or arranging for the provision of investment-advisory services.

AGIFM will remain the investment adviser to the RCM Mid-Cap Fund following the Merger. RCM will remain the sub-adviser to the RCM Mid-Cap Fund after the Merger. The RCM Mid-Cap Fund is co-managed by Louise M. Laufersweiler and Steven Klopukh.

Administrative Arrangements and Fees.  AGIFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Amended and Restated Administration Agreement. AGIFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, AGIFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates.  Class A, Class B, Class C, Class D, Class P and Class R shareholders of the RCM Mid-Cap Fund and AGIC Target Fund pay the Administrator monthly administrative fees at the annual rate of 0.40%. The total Administrative Fee rate for Class A, Class B, Class C, Class D, Class P and Class R shares of the RCM Mid-Cap Fund and AGIC Target Fund shall be reduced according to the following schedule, each based on each Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Institutional and Administrative Class shareholders of the RCM Mid-Cap Fund and AGIC Target Fund pay the Administrator monthly administrative fees at the annual rate of 0.30%. The total Administrative Fee rate for Institutional and Administrative Class shares of the RCM Mid-Cap Fund and AGIC Target Fund shall be reduced according to the following schedule, each based on each Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class B, Class C, Class R, Class P, Class D, Institutional Class and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Distribution Arrangements; Distribution and/or Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Class A, Class B, Class C and Class R Shares.  Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of

Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares.  Class D shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. A financial service firm that provides the services described above may be paid a portion of the Class D administrative fees in return for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher).

Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares, the Funds pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Class P Shares.  Class P shareholders of each Fund do not pay any distribution or servicing fees.

Institutional Class Shares.  Institutional Class shareholders of each Fund do not pay any distribution or servicing fees.

Administrative Class Shares.  Administrative Class shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Administrative Class shares.

The Funds’ administration agreement includes an Administrative Distribution Plan and Administrative Services Plan (together, the “Administrative Plans”) for Administrative Class shares that have been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The Administrative Plans allow the Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Administrative Plans permit reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Plans also permit reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Declaration of Trust.  Both the AGIC Target Fund and RCM Mid-Cap Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

Powers and Liabilities Relating to Shares.  Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above and except for such other conversion rights as may be disclosed in the RCM Mid-Cap Fund’s Prospectus from time to time. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the RCM Mid-Cap Fund’s shares will be divided into eight classes: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class; however, because the AGIC Target Fund does not offer Class R shares, Class R shares are not being issued as part of the Merger.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements — Reorganizations.  Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. The Trustees have concluded that under Rule 17a-8 of the 1940 Act the approval of the Merger by the shareholders of the AGIC Target Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

Trustees and Officers of the Trust.  The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law.  The Trust is governed by Massachusetts law.

7.	Existing and Pro Forma Capitalization

The following table shows the capitalization of the AGIC Target Fund and the RCM Mid-Cap Fund as of June 30, 2011, and on an unaudited pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE
June 30, 2011

					RCM Mid-
					Cap Fund
		RCM	Pro Forma		Pro Forma
Amounts in thousands,	AGIC Target	Mid-Cap	Adjustments		Combined
except per share amounts	Fund	Fund	(Unaudited)		(Unaudited)**

Net Assets:
Class A	$112,459	$11,498	$6		$123,963
Class B	$4,250	$2,344	$—		$6,594
Class C	$217,082	$5,942	$12		$223,036
Class D	$739	$1,807	$—		$2,546
Class R	$—	$1,832	$—		$1,832
Class P	$1,869	$—	$—		$1,869
Institutional Class	$6,403	$55,460	$4		$61,867
Administrative Class	$66	$2,923	$—		$2,989
Shares Issued and Outstanding:
Class A	5,638	3,509	28,647	*	37,794
Class B	270	762	1,109	*	2,141
Class C	13,778	1,939	57,170	*	72,887
Class D	37	543	185	*	765
Class R	—	557	—		557
Class P	93	—	443	*	536
Institutional Class	305	15,903	1,519	*	17,727
Administrative Class	3	867	17	*	887
Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$19.95	$3.28	$—		$3.28
Class B	$15.76	$3.08	$—		$3.08
Class C	$15.76	$3.06	$—		$3.06
Class D	$19.95	$3.33	$—		$3.33
Class R	$—	$3.29	$—		$3.29
Class P	$20.10	$—	$(16.61)		$3.49
Institutional Class	$20.99	$3.49	$—		$3.49
Administrative Class	$20.51	$3.37	$—		$3.37

*	Classes A, B, C, D, Institutional and Administrative shares of the AGIC Target Fund are exchanged for Classes A, B, C, D, Institutional and Administrative shares of the RCM Mid-Cap Fund, respectively. Initial per share values of each class are presumed to be equal to the respective share classes of the RCM Mid-Cap Fund. Class P shares, since new for the RCM Mid-Cap Fund, will replicate the Institutional Class shares NAV.

**	The pro forma information assumes the Merger was consummated on June 30, 2011, and is for informational purposes only. No assurance can be given as to how many shares of the RCM Mid-Cap Fund will be received by shareholders of the AGIC Target Fund on the actual date of the Merger, and the foregoing should not be relied upon to predict the number of shares of the RCM Mid-Cap Fund that actually will be received on or after such date.

8.	Performance of the AGIC Target Fund and the RCM Mid-Cap Fund

The following information allows you to compare the historical performance of the AGIC Target Fund and RCM Mid-Cap Fund. The information provides some indication of the risks of investing in each Fund by showing changes in the performance of each Fund from year to year and by showing how each Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar charts and the information to their right show performance of each Fund’s Institutional Class shares. Although Class A, B, C, D and P and Administrative Class shares would have similar annual returns (because all of each Fund’s shares represent interests in the same portfolio of securities for that Fund), Class A, B, C, D and P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares of that Fund. For periods prior to the inception of the AGIC Target Fund’s Class B shares (5/22/95), Class D shares (6/9/00), Class P shares (7/01/08) and Administrative Class shares (3/31/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the AGIC Target Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and P and Administrative Class shares. For periods prior to the inception of the RCM Mid-Cap Fund’s Class A, B, C shares (2/05/02), Class D shares (12/29/00), Class R shares (12/31/02), Class P shares (which will commence operations upon closing of the Merger) and Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns tables for those classes is based on the performance of the RCM Mid-Cap Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and P and Administrative Class shares. More recent performance information for the AGIC Target Fund is set forth in the AGIC Target Fund’s annual reports, which are incorporated herein by reference. Additional performance information for the RCM Mid-Cap Fund and the AGIC Target Fund is available on each Fund’s web site at http://www.allianzinvestors.com. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

AGIC Target Fund

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return

Highest	06/30/2009	26.22%
Lowest	12/31/2008	(32.74)%

Average Annual Total Return (for periods ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(12/17/92)

Class A	(10.21)%	(0.49)%	2.60%	8.71%
Class B	(10.38)%	(0.40)%	2.65%	8.73%
Class C	(6.61)%	(0.11)%	2.42%	8.25%
Institutional Class — Before Taxes	(4.64)%	1.02%	3.59%	9.45%
Institutional Class — After Taxes on Distributions	(4.64)%	(0.15)%	2.98%	7.66%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	(3.02)%	0.29%	2.81%	7.43%
Class P	(4.73)%	0.91%	3.48%	9.34%
Administrative Class	(4.85)%	0.77%	3.34%	9.24%
Class D	(4.98)%	0.65%	3.20%	9.04%
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%	8.11%
Lipper Multi-Cap Growth Funds Average	(3.59)%	1.27%	3.25%	7.66%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

RCM Mid-Cap Fund

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return

Highest	06/30/2009	20.35%
Lowest	12/31/2008	(26.56)%

Average Annual Total Returns (for periods ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(11/6/79)

Class A	(11.92)%	1.60%	2.94%	12.58%
Class B	(11.98)%	1.61%	3.06%	12.58%
Class C	(8.14)%	1.98%	2.87%	12.02%
Institutional Class — Before Taxes	(6.40)%	3.15%	4.13%	13.37%
Institutional Class — After Taxes on Distributions	(6.87)%	2.98%	3.53%	9.07%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	(3.56)%	2.68%	3.32%	9.36%
Class P	(6.49)%	3.05%	4.03%	13.25%
Administrative Class	(6.60)%	2.94%	3.82%	13.07%
Class D	(7.01)%	2.79%	3.73%	13.02%
Russell Midcap Index	(1.55)%	1.41%	6.99%	12.85%
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%	11.83%
Lipper Mid-Cap Growth Funds Average	(4.30)%	2.19%	4.36%	11.02%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

As noted above, the RCM Mid-Cap Fund will begin selling Class P shares upon closing of the Merger. The tables below describe the fees and expenses that you may pay if you buy and hold Class P shares of the RCM Mid-Cap Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Annual
	Management	and/or Service	Other	Fund Operating
Share Class	Fees	(12b-1) Fees	Expenses	Expenses

Class P	0.87%	None	0.01%	0.88%

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years	5 Years	10 Years

Class P	$90	$281	$488	$1,084

D.	INFORMATION ABOUT THE AGIC TARGET FUND AND THE RCM MID-CAP FUND

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of the AGIC Target Fund or the RCM Mid-Cap Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s web site for more information.

Financial Highlights

Appendix C includes financial highlights for the RCM Mid-Cap Fund and the AGIC Target Fund.

Other Information

You will find information relating to the RCM Mid-Cap Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B and Appendix D to this Prospectus/Proxy Statement. Additional information about the AGIC Target Fund is incorporated by reference from the Class A, B, C and R Prospectus, and the Class D, P, Institutional and Administrative Class Prospectus, and is available free of charge by calling the Trust at 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (institutional classes: Administrative, Institutional & P). You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B, C and R Prospectus, the Class D, P, Institutional and Administrative Class Prospectus, the Statement of Additional Information and the Annual Reports, which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

E.	VOTING INFORMATION

Special Meeting of Shareholders

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the AGIC Target Fund to be held at 10:00 a.m., Eastern time, on April 11, 2012, at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019 (the “Meeting”). The Meeting is being held to consider the proposed Merger of the AGIC Target Fund into the RCM Mid-Cap Fund by the transfer of all of the AGIC Target Fund’s assets and liabilities to the RCM Mid-Cap Fund in exchange for shares of the RCM Mid-Cap Fund, followed by the complete liquidation and dissolution of the AGIC Target Fund.

This Prospectus/Proxy Statement is being mailed to shareholders on or about February 27, 2012.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote for the Proposal

At the meeting of shareholders of the AGIC Target Fund, 30% of the shares of the AGIC Target Fund outstanding as of February 15, 2012 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the AGIC Target Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the AGIC Target Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the AGIC Target Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her AGIC Target Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B — Information About the RCM Mid-Cap Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the AGIC Target Fund, the AGIC Target Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the AGIC Target Fund. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” above.

Record Date; Quorum, Adjournments and Methods of Tabulation

Record Date and Method of Tabulation.  Shareholders of record of the AGIC Target Fund at the close of business on February 15, 2012 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the RCM Mid-Cap Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of January 31, 2012, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

Fund Name	Shares

ALLIANZ AGIC TARGET A	5,103,794.94
ALLIANZ AGIC TARGET B	166,403.26
ALLIANZ AGIC TARGET C	12,662,120.11
ALLIANZ AGIC TARGET D	34,194.70
ALLIANZ AGIC TARGET ADMIN	2,941.59
ALLIANZ AGIC TARGET INSTL	344,311.52
ALLIANZ AGIC TARGET P	88,840.15
ALLIANZ RCM MID-CAP A	3,356,664.89
ALLIANZ RCM MID-CAP B	5,148,628.96
ALLIANZ RCM MID-CAP C	1,749,286.32
ALLIANZ RCM MID-CAP D	4,955,013.74
ALLIANZ RCM MID CAP ADMIN	1,301,378.31
ALLIANZ RCM MID-CAP INSTL	1,565,986.56
ALLIANZ RCM MID-CAP R	5,842,265.75
ALLIANZ RCM MID-CAP P	0

As of January 31, 2012, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the AGIC Target Fund and the RCM Mid-Cap Fund:

				Percentage of
				Outstanding
				Shares of
				Acquiring Fund
		Amount and Nature	Percentage of	Owned Upon
		of Beneficial	Outstanding Share	Consummation of
Fund Name	Registration	Ownership	of Class Owned	the Merger

ALLIANZ AGIC TARGET A
ALLIANZ AGIC TARGET A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	636,450.599	12.47%	12.16%
ALLIANZ AGIC TARGET A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	552,895.113	10.83%	10.83%
ALLIANZ AGIC TARGET A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	301,735.529	5.91%	5.87%

ALLIANZ AGIC TARGET A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	289,361.151	5.67%	6.29%
ALLIANZ AGIC TARGET A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	277,766.068	5.44%	5.30%
ALLIANZ AGIC TARGET A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	257,700.371	5.05%	5.20%
ALLIANZ AGIC TARGET ADMIN
ALLIANZ AGIC TARGET ADMIN	MCB TRUST SERVICES CUSTODIAN FBO CRAIG J LUBITSKI CONSULTING 401K 700 17TH ST STE 100 DENVER CO 80202-3507	1,379.788	46.82%	46.91%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	513.471	17.42%	17.46%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	336.664	11.42%	11.44%
ALLIANZ AGIC TARGET ADMIN	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	238.798	8.10%	8.12%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	208.280	7.07%	7.08%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	163.048	5.53%	5.54%
ALLIANZ AGIC TARGET B
ALLIANZ AGIC TARGET B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30,954.903	18.60%	15.23%
ALLIANZ AGIC TARGET B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,202.198	6.13%	5.13%

ALLIANZ AGIC TARGET C
ALLIANZ AGIC TARGET C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,355,317.722	18.62%	18.42%
ALLIANZ AGIC TARGET C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	986,835.108	7.80%	7.64%
ALLIANZ AGIC TARGET C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	881,656.659	6.97%	6.87%
ALLIANZ AGIC TARGET D
ALLIANZ AGIC TARGET D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12,536.015	36.66%	25.11%
ALLIANZ AGIC TARGET D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,231.691	21.15%	21.15%
ALLIANZ AGIC TARGET D	MG TRUST COMPANY CUST FBO STILLWATER ISD 834 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	7,030.110	20.56%	20.56%
ALLIANZ AGIC TARGET D	STRAFE & CO FBO EDWIN & WILMA PARKER FAM FOUNDA W01718001 PO BOX 6924 NEWARK DE 19714-6924	3,705.728	10.84%	10.84%
ALLIANZ AGIC TARGET D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,793.555	5.24%	6.23%
ALLIANZ AGIC TARGET INSTL
ALLIANZ AGIC TARGET INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	239,524.805	69.40%	18.62%
ALLIANZ AGIC TARGET INSTL	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	57,176.206	16.57%	16.61%
ALLIANZ AGIC TARGET INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	41,493.235	12.02%	12.05%
ALLIANZ AGIC TARGET P
ALLIANZ AGIC TARGET P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,300.772	47.15%	46.87%
ALLIANZ AGIC TARGET P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	20,016.241	22.85%	22.71%

				Percentage of
				Outstanding
				Shares of
				Acquiring Fund
		Amount and Nature	Percentage of	Owned Upon
		of Beneficial	Outstanding Share	Consummation of
Fund Name	Registration	Ownership	of Class Owned	the Merger

ALLIANZ AGIC TARGET P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9,548.160	10.90%	10.83%
ALLIANZ AGIC TARGET P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,965.554	10.24%	10.17%
ALLIANZ AGIC TARGET P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,259.571	7.15%	7.10%
ALLIANZ RCM MID CAP ADMIN
ALLIANZ RCM MID CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	873,028.326	67.08%	67.08%
ALLIANZ RCM MID CAP ADMIN	FIIOC FBO VIRGINIA PHYSICIANS FOR WOMEN LTD 401K PSPLAN ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	419,078.915	32.20%	32.20%
ALLIANZ RCM MID-CAP A
ALLIANZ RCM MID-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	409,046.834	12.12%	6.29%
ALLIANZ RCM MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	311,267.228	9.22%	12.16%
ALLIANZ RCM MID-CAP A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	221,211.740	6.55%	5.20%
ALLIANZ RCM MID-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY	185,668.667	5.50%	5.87%
	10281-1003
ALLIANZ RCM MID-CAP B
ALLIANZ RCM MID-CAP B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	49,118.527	9.54%	15.23%
ALLIANZ RCM MID-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	30,908.811	6.00%	6.00%
ALLIANZ RCM MID-CAP C
ALLIANZ RCM MID-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	199,271.430	11.39%	18.42%
ALLIANZ RCM MID-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	193,624.278	11.07%	3.66%
ALLIANZ RCM MID-CAP C	RICHARD ROSETTI & JOAN ROSETTI JT TEN 20 E COBBLE HILL RD LOUDONVILLE NY 12211-1310	159,905.701	9.14%	9.14%
ALLIANZ RCM MID-CAP C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	114,291.997	6.53%	3.63%
ALLIANZ RCM MID-CAP D
ALLIANZ RCM MID-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	260,636.456	52.45%	52.45%
ALLIANZ RCM MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	100,271.720	20.18%	25.11%
ALLIANZ RCM MID-CAP D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	33,129.642	6.67%	5.66%
ALLIANZ RCM MID-CAP D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32,968.452	6.63%	6.23%
ALLIANZ RCM MID-CAP INSTL
ALLIANZ RCM MID-CAP INSTL	*ABBOTT LABORATORIES ANNUITY RETIREMENT TRUST FUND ATTN MR WILLIAM H S PREECE JR 1 ABBOTT PARK RD D310, AP6D/2 ABBOTT PARK IL 60064	7,730,276.033	49.31%	49.31%
ALLIANZ RCM MID-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,842,125.596	11.75%	18.62%
ALLIANZ RCM MID-CAP INSTL	UBATCO & CO C/O UNION BANK & TRUST ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	1,726,997.531	11.02%	11.02%
ALLIANZ RCM MID-CAP INSTL	UBATCO & CO FBO NELNET INC PO BOX 82535 LINCOLN NE 68501-2535	905,347.176	5.78%	5.78%
ALLIANZ RCM MID-CAP R
ALLIANZ RCM MID-CAP R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	162,119.533	27.70%	27.70%
ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB ÝCUST# ÝTTEE# FBO ALLEGHENY COUNTY 457B DEF COMP 292 ALLEN PARKWAY, A6-20 HOUSTON TX 77019	75,364.389	12.88%	12.88%
ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB CUST TTEE FBO SEEING EYE 403B MATCHING SAVINGS PL 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	67,415.335	11.52%	11.52%
ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO W E LONG CO SAVINGS & PROTECT PO BOX 10758 FARGO ND 58106-0758	55,350.542	9.46%	9.46%
ALLIANZ RCM MID-CAP R	NTC & CO FBO UTE WATERMAN PO BOX 173859 DENVER CO 80217-3859	38,026.894	6.50%	6.50%

*	Owned more than 25% of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

As of January 31, 2012, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the AGIC Target Fund and the RCM Mid-Cap Fund, respectively.

Adjournments.  In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposals.

The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates and other representatives and agents of the Trust and representatives of broker-dealers and other financial intermediaries. The Trust has retained The Altman Group to aid in the solicitation of proxies (which is estimated to cost from $96,000 to $105,000), and this cost and the costs of holding the Meeting will be borne by AGIFM and not by the Funds.

Electronic Voting.  In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.  You may give your voting instructions over the telephone by calling The Altman Group. A representative of The Altman Group will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to The Altman Group by the Trust, then the Altman Group representative will explain the proxy process. The Altman Group is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. The Altman Group will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of The Altman Group if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit The Altman Group to sign a proxy on your behalf. The Altman Group will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.  If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Allianz Funds, c/o Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019, Attention: Fund Secretary.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Interests of Certain Persons in the Merger

Udo Frank is a Trustee of the Trust as well as a member of the Management Board of AGIFM. John C. Maney is a Trustee of the Trust as well as the Managing Director and Chief Executive Officer of AGIFM. Because of their positions and compensation arrangements with AGIFM and its parent company, Allianz Asset Management of America L.P., Messrs. Frank and Maney may be deemed to have a substantial interest in the Merger. Because the combined Fund may be in a better position to increase its assets (resulting in higher fees paid to AGIFM, AGIC, RCM and their affiliates), AGIFM, AGIC, RCM and their affiliates may receive higher revenues or incur lower expenses as a result of the Merger. Therefore, to the extent the compensation of Messrs. Frank and Maney is affected by AGIFM’s financial results their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of AGIFM or its affiliates. For reasons like those discussed above with respect to Messrs. Frank and Maney, the officers may be deemed to have a substantial interest in the Merger.

Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Allianz Funds, the AGIC Target Fund or the RCM Mid-Cap Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [           ], 2011, by and between AGIC Target Fund (the “Acquired Fund”), a series of Allianz Funds, a Massachusetts business trust (the “Trust”), and RCM Mid-Cap Fund (the “Acquiring Fund”), a series of the Trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class A shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class B shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class C shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class D shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class P shares of beneficial interest of the Acquiring Fund (the “Class P Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class P shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Institutional Class shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the “Administrative Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Administrative Class shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Class P Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the “Merger Shares.”) It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shareholders of record as of the Exchange Date, the full and fractional Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares, respectively; each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.  The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended [DATE], 2011, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund), which assert liability on the part of the Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of [DATE], 2011, referred to above and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [DATE], 2011, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund will have timely filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question raised with respect thereto, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the Prospectus.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has qualified in respect of each taxable year since the commencement of operations and will continue to qualify at all times through the Exchange Date for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Trust or the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, non-assessable by the Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Trust satisfies the fund governance standards set forth in Rule 01(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.  The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquired Fund. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended [DATE], 2011, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The Prospectus previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust (with respect to the Acquired Fund), which assert liability on the part of the Trust (with respect to the Acquired Fund). The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of [DATE], 2011, referred to above and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [DATE], 2011, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have timely filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question raised with respect thereto, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of [DATE], 2011, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has qualified in respect of each taxable year since the commencement of operations and will continue to qualify at all times through the Exchange Date for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Prospectus, non-assessable by the Trust or the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy

Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Allianz Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in §4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund.

b. The Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, as of the close of business on [          ], 2012 or at such other location, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [          ], 2012 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party

5. Issuance of Merger Shares; Assumption of Liabilities.  Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the Assets of the

Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class P Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Administrative Class shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to the Administrative Class shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account potential tax costs due to differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meetings of Shareholders; Dissolution.

a. The Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement which were satisfactory to the Acquiring Fund and to Ropes & Gray LLP.

c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.  The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since [DATE], 2011, other than changes in the Investments and other

Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Amended and Restated Bylaws (the “Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, as further described below, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized in the reorganization under the tax principles described below; (iv) the holding periods of the Assets in the hands of Acquiring Fund, other than any Assets with respect to which gain or loss is required to be recognized in the reorganization under the tax principles described below, will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger

Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (viii) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The Tax Opinion will be based upon certain factual representations made by officers of the Target Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion will note and distinguish certain published precedent.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Trust’s Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the Acquired Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.  The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since [DATE], 2011, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The Tax Opinion will be based upon certain factual representations made by officers of the Target Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

k. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

l. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10.	Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10 (a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.  Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.  The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [DATE], 2012, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants.  Each of the Acquiring Fund and the Acquired Fund further agrees that unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Amendments; Governing Law.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.  This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.  At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Trust at 1633 Broadway, New York, NY 10019.

20. Recourse.  All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances.  Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the Acquiring Fund or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquiring Fund or the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS,
on behalf of its AGIC Target Fund

By:	Name:
Title:  President

ALLIANZ FUNDS,
on behalf of its RCM Mid-Cap Fund

By:
Name:
Title:  President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name:
Title:

Appendix B

INFORMATION ABOUT THE RCM MID-CAP FUND

Fund Summary

Investment Objective

The RCM Mid-Cap Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class of the RCM Mid-Cap Fund are set forth in the Prospectus/Proxy Statement under “Information About the Proposed Merger — Performance of the AGIC Target Fund and the RCM Mid-Cap Fund.”

Principal Investment Strategies

The RCM Mid-Cap Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies. The RCM Mid-Cap Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). The RCM Mid-Cap Fund normally invests primarily in equity securities of U.S. companies. The portfolio managers ordinarily look for companies with the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the RCM Mid-Cap Fund may invest in securities issued in initial public offerings (IPOs) and in non-U.S. securities, and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the RCM Mid-Cap Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks

The RCM Mid-Cap Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the RCM Mid-Cap Fund’s management, factors specific to the issuers of securities and other instruments in which the RCM Mid-Cap Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Principal Risk Factors” in the Prospectus/Proxy Statement for

a more detailed description of the RCM Mid-Cap Fund’s risks. It is possible to lose money on an investment in the RCM Mid-Cap Fund. An investment in the RCM Mid-Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Investments and Strategies of the Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding the RCM Mid-Cap Fund’s investment objective, principal investments and strategies and principal risks.

It is possible to lose money on an investment in the RCM Mid-Cap Fund. The fact that the RCM Mid-Cap Fund may have had good performance in the past is no assurance that the value of the RCM Mid-Cap Fund’s investments will not decline in the future or appreciate at a slower rate.

Principal Investments and Strategies of the RCM Mid-Cap Fund

Approximate Primary
Investment Objective	Fund Focus	Capitalization Range

Seeks long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index

Fund Category	Approximate Number of Holdings	Dividend Frequency

Growth Stocks	85-125	At least annually

The RCM Mid-Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The RCM Mid-Cap Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the RCM Mid-Cap Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The RCM Mid-Cap Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the RCM Mid-Cap Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the RCM Mid-Cap Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The RCM Mid-Cap Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the RCM Mid-Cap Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the RCM Mid-Cap Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The RCM Mid-Cap Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the RCM Mid-Cap Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Security Risk	• Focused Investment Risk	• Non-U.S. Management Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

Please see “Principal Risk Factors” in the Prospectus/Proxy Statement for a description of these and other risks of investing in the RCM Mid-Cap Fund. It is possible to lose money on an investment in the RCM Mid-Cap Fund.

Summary of Principal Risks

The value of your investment in the RCM Mid-Cap Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the RCM Mid-Cap Fund are summarized in the Fund Summary above and are described in more detail under “Principal Risk Factors” in the Prospectus/Proxy Statement. The RCM Mid-Cap Fund may be subject to additional risks other than those described below because the types of investments made by the RCM Mid-Cap Fund can change over time. The “Characteristics and Risks of Securities and Investment Techniques” section below and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the RCM Mid-Cap Fund, its investments and the related risks. There is no guarantee that the RCM Mid-Cap Fund will be able to achieve its investment objective. It is possible to lose money by investing in the RCM Mid-Cap Fund.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the RCM Mid-Cap Fund’s portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Adviser will post the RCM Mid-Cap Fund’s portfolio holdings information on the RCM Mid-Cap Fund’s website at www.allianzinvestors.com. The RCM Mid-Cap Fund’s website will contain the RCM Mid-Cap Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management, LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the RCM Mid-Cap Fund. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the RCM Mid-Cap Fund and the RCM Mid-Cap Fund’s business affairs and other administrative matters.

The Adviser is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. and of Allianz SE, a

publicly-traded European insurance and financial services company. As of December 31, 2011, the Adviser and its investment management affiliates had approximately $1.4 trillion in assets under management.

The Adviser has retained an investment management firm (“Sub-Adviser”) to manage the RCM Mid-Cap Fund’s investments. See “Sub-Adviser” below. The Adviser may retain affiliates to provide various administrative and other services required by the RCM Mid-Cap Fund.

Management Fees

The RCM Mid-Cap Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. See “Administrative Fees” below. While the RCM Mid-Cap Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure as described in more detail below. Allianz Global Fund Management, as the investment manager and administrator, provides both the advisory and administrative services to the RCM Mid-Cap Fund. Although provided under separate agreements, together these services are essential to the daily operations of the RCM Mid-Cap Fund. The Management Fees shown in the Annual Fund Operating Expenses table in the “Fund Summary” above and in the accompanying Prospectus/Proxy Statement reflect the combination of an advisory fee and an administrative fee under these two agreements.

Advisory Fees.  The RCM Mid-Cap Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid monthly advisory fees to the Adviser at the annual rate of 0.47% (stated as a percentage of the average daily net assets of the Fund).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the RCM Mid-Cap Fund and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the RCM Mid-Cap Fund’s most recent semi-annual report to shareholders for the six-month period ended December 31.

Administrative Fees.  The RCM Mid-Cap Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders of the RCM Mid-Cap Fund pay an administrative fee to the Administrator, computed as a percentage of the RCM Mid-Cap Fund’s average daily net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders and also bears the costs of most third-party administrative services required by the RCM Mid-Cap Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The RCM Mid-Cap Fund does bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator generally earns a profit on the administrative fee, although this may not be the case for relatively small funds. The profit generally increases as funds grow in asset size. Also, under the terms of the administration agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Class A, Class B, Class C, and Class R shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B, Class C, and Class R shares):

	Administrative Fees
Allianz Fund	Class A	Class B	Class C	Class R

RCM Mid-Cap Fund	0.40%	0.40%	0.40%	0.40%

Institutional and Administrative Class shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at an annual rate of 0.30% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares).

Class P and Class D shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class P and Class D shares).

The total Administrative Fee rate for each class of shares of the RCM Mid-Cap Fund listed above shall be reduced according to the following schedule, based on the RCM Mid-Cap Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the RCM Mid-Cap Fund’s average daily net assets attributable to that class.

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid the Administrator monthly administrative fees for Class A, Class B, Class C and Class R shares at an annual rate of 0.40%, 0.40%, 0.40% and 0.40%, respectively (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints).

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid the Administrator monthly administrative fees for the Institutional Class, Administrative Class and Class D shares at the annual rates of 0.30%, 0.30% and 0.40%, respectively (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints). Class P shares of the RCM Mid-Cap Fund had not commenced operations as of the most recently completed fiscal year.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not alter the amount of Administrative fees paid by the RCM Mid-Cap Fund to the Administrator. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts.

For Class P shares the Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Trust’s administration agreement to service agents for providing the services described above, or may retain such amounts where the Administrator and/or its affiliates provide these services.

For Class D shares, a financial service firm that provides the services described above may be paid a portion of the Class D administrative fees in return for its services directly or indirectly by the RCM Mid-Cap Fund, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher).

The payments described above may be material to financial intermediaries relative to other compensation paid by the RCM Mid-Cap Fund and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the RCM Mid-Cap Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about the Sub-Adviser.

RCM Capital Management LLC (“RCM”)* 555 Mission Street, Suite 1700 San Francisco, CA 94105

*	The Sub-Adviser is affiliated with the Adviser.

The following provides additional information about the Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the RCM Mid-Cap Fund’s investments. For the RCM Mid-Cap Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the RCM Mid-Cap Fund.

RCM

RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2011, RCM had approximately $22 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below have or share primary responsibility for managing the RCM Mid-Cap Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience

RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for U.S. Mid Cap Equities and U.S. Small Cap Equity strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist.
	Steven Klopukh, CFA	2005	Director, Senior Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

Adviser/Sub-Adviser Relationship

Shareholders of the RCM Mid-Cap Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the RCM Mid-Cap Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not currently apply to the RCM Mid-Cap Fund. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the RCM Mid-Cap Fund’s sub-adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

Litigation and Regulatory Matters

Legal proceedings involving the Investment Manager and certain of its affiliates, which were previously disclosed, have been resolved.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Classes of Shares

The RCM Mid-Cap Fund offers investors Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares.

Before purchasing shares of the RCM Mid-Cap Fund directly, an investor should inquire about the other classes of shares offered by the RCM Mid-Cap Fund and other series of the Trust, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-988-8380 for information about other investment options.

Because the share class arrangements for the RCM Mid-Cap Fund and the AGIC Target Fund are similar, the information below also applies to shares of the AGIC Target Fund. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

Subject to the qualifications described below under “Sale of Class B Shares,” effective November 1, 2009, Class B shares of the RCM Mid-Cap Fund are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Class A and Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares — Investment Minimums & Minimum Account Size,” whereas Class R shares are generally available only to “specified benefit plan” investors as described below under “How to Buy and Sell Shares — Buying Shares — R Shares.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares

•	Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares — Class R Shares” below for additional information on eligible investors.

•	You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

•	Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. The following provides additional information about the sales charges and other expenses associated with each share Class.

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the RCM Mid-Cap Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the RCM Mid-Cap Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Class A Shares

	Initial Sales Charge	Initial Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0-$49,999	5.82%	5.50%
$50,000-$99,000	4.71%	4.50%
$100,000-$249,999	3.63%	3.50%
$250,000-$499,999	2.56%	2.50%
$500,000-$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the RCM Mid-Cap Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more series of the Trust or Allianz Funds Multi-Strategy Trust (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The applicable NAV is determined as described under “How to Buy and Sell Shares — Calculation of Share Price and Redemption Payments” and is generally the NAV next calculated after a reinstatement request is received by the Distributor. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charge) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the RCM Mid-Cap Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the RCM Mid-Cap Fund; employees of the Adviser, Sub-Adviser and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the RCM Mid-Cap Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the RCM Mid-Cap Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the RCM Mid-Cap Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the RCM Mid-Cap Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Initial Sales Charges — Class B, Class C and Class R Shares

As discussed above, Class B, Class C and Class R shares of the RCM Mid-Cap Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the RCM Mid-Cap Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

	Percentage Contingent
Years Since Purchase Payment Was Made	Deferred Sales Charge

First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares of the RCM Mid-Cap Fund purchased after September 30, 2004, convert into Class A shares as described below. Class B shares of the RCM Mid-Cap Fund purchased before October 1, 2004, convert into Class A shares after the eighth year.

Class C Shares

Percentage Contingent
Years Since Purchase Payment Was Made	Deferred Sales Charge

First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the RCM Mid-Cap Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sale of Class B Shares

Effective November 1, 2009, Class B shares of the RCM Mid-Cap Fund are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the RCM Mid-Cap Fund’s current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other series of the Trust, or for series of Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the RCM Mid-Cap Fund’s policies. See “How to Buy and Sell Shares — Exchanging Shares” for details. In certain circumstances, Class B shares of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the RCM Mid-Cap Fund that previously involved recurring investments in Class B shares of any series of the Trust through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares — Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the RCM Mid-Cap Fund through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the RCM Mid-Cap Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the RCM Mid-Cap Fund. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the RCM Mid-Cap Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the RCM Mid-Cap Fund, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of the Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor, the Administrator and their affiliates may pay a financial service firm or specified benefit plan an additional amount for sub-transfer agency or other administrative services as described under “Administrative Fees” above. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the RCM Mid-Cap Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus/Proxy Statement should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans — Class A, B, C and R Shares

The RCM Mid-Cap Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of RCM Mid-Cap Fund shares (“distribution fees”) and/or in connection with personal services rendered to RCM Mid-Cap Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the RCM Mid-Cap Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The AGIC Target Fund has the same distribution and servicing arrangements as the RCM Mid-Cap Fund, and therefore the discussion below also applies to the AGIC Target Fund.

There is a separate 12b-1 Plan for each of Class A, B, C and R shares. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the RCM Mid-Cap Fund’s average daily net assets attributable to the particular class of shares):

	Servicing	Distribution
RCM Mid-Cap Fund	Fee	Fee

Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of the RCM Mid-Cap Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Fund. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years (eight for Class B shares purchased before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Institutional Class, Class P, Administrative Class and Class D Shares

The RCM Mid-Cap Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Fund.

Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

Service and Distribution (12b-1) Fees — Administrative Class Shares

The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the RCM Mid-Cap Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the RCM Mid-Cap Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit the RCM Mid-Cap Fund to make total reimbursements at an annual rate of up to 0.25% of the RCM Mid-Cap Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a RCM Mid-Cap Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

Arrangements with Service Agents — Institutional Class, Class P and Administrative Class Shares

Institutional Class, Class P and Administrative Class shares of the RCM Mid-Cap Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the RCM Mid-Cap Fund or in other products sponsored by Adviser and its affiliates.

In addition, the Administrator and/or its affiliates make payments to service agents selected by the Adviser and/or its affiliates for providing certain services with respect to shares of the RCM Mid-Cap Fund held through such service agents, out of administrative fees received from the Fund. Additional information about these payments, including the expected amounts thereof, together with a description of the services for which they are made, is included under “Management of the Funds — Administrative Fees.” The actual services provided, and the payments made for such services, may vary from firm to firm. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other services providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Adviser and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

12b-1 Plan for Class D Shares

The RCM Mid-Cap Fund has adopted a servicing plan for its Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the RCM Mid-Cap Fund pays to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, the RCM Mid-Cap Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the RCM Mid-Cap Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Financial Service Firms — Class D Shares

Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the RCM Mid-Cap Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the RCM Mid-Cap Fund.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the RCM Mid-Cap Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the RCM Mid-Cap Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of the RCM Mid-Cap Fund through a financial service firm should contact that firm for information.

This Prospectus/Proxy Statement should be read in connection with a financial service firm’s materials regarding its fees and services.

Classes of Shares — General Procedures Applicable to all Classes

Payments to Financial Service Firms

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the RCM Mid-Cap Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the RCM Mid-Cap Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the RCM Mid-Cap Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the RCM Mid-Cap Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the RCM Mid-Cap Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm of shares of the Trust and the Allianz Funds Multi-Strategy Trust (“MST”) and (b) 0.06% of the assets attributable to that financial firm invested in series of the Trust and MST. New arrangements will provide for payments that generally will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and MST, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and MST, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and MST. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. Currently, the payments described in this paragraph are not generally made with respect to Class R, Institutional Class, Class P or Administrative Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class A, Class B, Class C or Class R shares should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor. A shareholder who holds Class D shares of a Fund through a financial service firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the RCM Mid-Cap Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the RCM Mid-Cap Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for sub-transfer agency and other administrative services to selected financial intermediaries that sell Fund shares.

How to Buy and Sell Shares

Class A, Class B, Class C and Class R

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the RCM Mid-Cap Fund. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Wire transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs that allow you to reduce or eliminate initial sales charges

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the RCM Mid-Cap Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally

4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for RCM Mid-Cap Fund shares are processed at the NAV next calculated after an order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the NAV determination and was received by the Distributor on the morning of the following business day, ordinarily before 9:30 a.m., Eastern time. Please see the Statement of Additional Information for details.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares — Classes A, B and C

You can buy Class A, Class B or Class C shares of the RCM Mid-Cap Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Family of Funds and should clearly indicate your account number. Please call the Trust at 1-800-988-8380 if you have any questions regarding purchases by mail.

The Trust reserves the right to require payment by wire or U.S. bank check. The Trust generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares — Class R Shares

Class R shares of the RCM Mid-Cap Fund are continuously offered to specified benefit plans. See “Class R Shares — Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Investors should call the Trust at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the RCM Mid-Cap Fund will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Investment Minimums

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the RCM Mid-Cap Fund.

Initial	Subsequent
Investment	Investments

$1,000 per Fund	$50

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the RCM Mid-Cap Fund, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Minimum Account Size

Due to the relatively high cost to the RCM Mid-Cap Fund of maintaining small accounts, you are asked to maintain an account balance in the RCM Mid-Cap Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the RCM Mid-Cap Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and Allianz Multi-Strategy Trust accounts exceeds $50,000.

Exchanging Shares

Except as provided below, you may exchange your Class A, Class B, Class C or Class R shares of the RCM Mid-Cap Fund for the same Class of shares of another series of the Trust or Allianz Funds Multi-Strategy Trust that offers the same Class of shares. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for the RCM Mid-Cap Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan. In addition, for taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm. You may exchange Class R shares only with respect to funds or other eligible series that are registered in your state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the RCM Mid-Cap Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the RCM Mid-Cap Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the RCM Mid-Cap Fund will not always be able to detect market timing activity, investors should not assume that the RCM Mid-Cap Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the RCM Mid-Cap Fund. For example, it is more difficult for the RCM Mid-Cap Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the RCM Mid-Cap Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares — Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the RCM Mid-Cap Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in broker “street name” accounts — you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares — Class R Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information

Redemptions of all Classes of RCM Mid-Cap Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments

For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Institutional Class, Class P, Administrative Class and Class D

Buying Shares — Institutional Class, Class P and Administrative Class Shares

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the RCM Mid-Cap Fund.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Administrator and/or its affiliates pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and the RCM Mid-Cap Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Class, Class P and Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the RCM Mid-Cap Fund and will not require the RCM Mid-Cap Fund to make any administrative payment per participant account to any third party.

Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services — Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired. Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with an affiliate of the Adviser, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Distributor.

Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the RCM Mid-Cap Fund at any time by wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, c/o BFDS at the P.O. Box address noted above.

Other Purchase Information.  Purchases of the RCM Mid-Cap Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the RCM Mid-Cap Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the RCM Mid-Cap Fund with liquid securities that are eligible for purchase by the RCM Mid-Cap Fund (consistent with the RCM Mid-Cap Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the RCM Mid-Cap Fund as an investment. Assets purchased by the RCM Mid-Cap Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the RCM Mid-Cap Fund’s shares, if such assets were included in the RCM Mid-Cap Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Retirement Plans.  Institutional Class, Class P, Administrative Class and Class D shares of the RCM Mid-Cap Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the RCM Mid-Cap Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares — Class D

Class D shares of the RCM Mid-Cap Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the RCM Mid-Cap Fund in particular investment products, programs or accounts for which a fee may be charged. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services.

Class D shares of the RCM Mid-Cap Fund will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-498-5413 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of RCM Mid-Cap Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the RCM Mid-Cap Fund for long-term investment purposes only. The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the RCM Mid-Cap Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

This Prospectus/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Investment Minimums

The following investment minimums apply for purchases of Class D shares of the RCM Mid-Cap Fund.

Initial	Subsequent
Investment	Investments

$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with the RCM Mid-Cap Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the RCM Mid-Cap Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Fund or the Fund’s distributor may waive the minimum initial investment at their discretion.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

The Distributor, in its sole discretion, may accept or reject any order for purchase of RCM Mid-Cap Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Selling Shares — Redemptions of Shares Held Directly with the Trust

Redemptions by Mail.  An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

Selling Shares — Redemptions of Shares Held Through Intermediaries or Financial Services Firms

You can sell (redeem) Class D shares of the RCM Mid-Cap Fund through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-498-5413 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that fall below the values listed here.

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Class D.  Investors should maintain an account balance in Class D shares of the RCM Mid-Cap Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. Your RCM Mid-Cap Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds and Allianz Funds Multi-Strategy Trust accounts exceeds $50,000.

Exchange Privilege

Except as provided below, an investor may exchange Institutional Class, Class P, Administrative Class or Class D shares of the RCM Mid-Cap Fund for shares of the same class of any other series of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of the RCM Mid-

Cap Fund for shares of the same class of a series of Allianz Funds Multi-Strategy Trust, a group of affiliated mutual funds composed both of fixed income and equity portfolios managed by Allianz Global Fund Management, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus/Proxy Statement and “Taxation” in the Statement of Additional Information.

Shares of one Class of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the RCM Mid-Cap Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the RCM Mid-Cap Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the RCM Mid-Cap Fund will not always be able to detect market timing activity, investors should not assume that the RCM Mid-Cap Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the RCM Mid-Cap Fund. For example, it is more difficult for the RCM Mid-Cap Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

How to Buy and Sell — General Procedures Applicable to all Classes

Abusive Trading Practices

The Trust encourages shareholders to invest in the RCM Mid-Cap Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the RCM Mid-Cap Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, to the extent the RCM Mid-Cap Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the RCM Mid-Cap Fund’s non-U.S. portfolio securities and the determination of the RCM Mid-Cap Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the RCM Mid-Cap Fund and its shareholders. Such activities may have a detrimental effect on the RCM Mid-Cap Fund and its shareholders. For example, depending upon various factors such as the size of the RCM Mid-Cap Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the RCM Mid-Cap Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the RCM Mid-Cap Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the RCM Mid-Cap Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the RCM Mid-Cap Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of RCM Mid-Cap Fund shares by multiple investors are aggregated for submission to the RCM Mid-Cap Fund on a net basis, conceal the identity of the individual shareholders from the RCM Mid-Cap Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the RCM Mid-Cap Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the RCM Mid-Cap Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the RCM Mid-Cap Fund, there can be no assurance of success in this regard.

Certificated Shares

The Trust no longer issues shares certificates. If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Redemption Fees

The Trust does not charge any redemption fees on the redemption or exchange of RCM Mid-Cap Fund shares.

Redemptions in Kind

The Trust has agreed to redeem shares of the RCM Mid-Cap Fund solely in cash up to the lesser of $250,000 or 1% of the RCM Mid-Cap Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the RCM Mid-Cap Fund in lieu of cash. If shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a “Medallion” signature guarantee or a Signature Validation Program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the RCM Mid-Cap Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the RCM Mid-Cap Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the RCM Mid-Cap Fund may restrict your ability to purchase additional shares until your identity is verified. The RCM Mid-Cap Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the RCM Mid-Cap Fund are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of the RCM Mid-Cap Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. RCM Mid-Cap Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the RCM Mid-Cap Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the RCM Mid-Cap Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the RCM Mid-Cap Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the RCM Mid-Cap Fund.

The RCM Mid-Cap Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The RCM Mid-Cap Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the RCM Mid-Cap Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The RCM Mid-Cap Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the RCM Mid-Cap Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the RCM Mid-Cap Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the RCM Mid-Cap Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

The NAV of the AGIC Target Fund’s shares is determined in the same manner as described above for the RCM Mid-Cap Fund.

Fund Distributions

The RCM Mid-Cap Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on RCM Mid-Cap Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution fees and/or servicing fees or other expenses applicable only to certain classes of shares. The RCM Mid-Cap Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by the RCM Mid-Cap Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, the RCM Mid-Cap Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Class A, Class B, Class C and Class R Shares.  You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the RCM Mid-Cap Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to funds or other series that are investment options offered by the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

RCM Mid-Cap Fund shareholders may continue to elect to have distributions invested in the same class of another series of the Trust or Allianz Funds Multi-Strategy Trust.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established.

You do not pay any sales charges on shares you receive through the reinvestment of RCM Mid-Cap Fund distributions.

If you elect to receive RCM Mid-Cap Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380.

Institutional Class, Class P, Administrative Class and Class D Shares

The RCM Mid-Cap Fund’s dividend and capital gain distributions with respect to Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the RCM Mid-Cap Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class D shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the RCM Mid-Cap Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other series of the Trust or Allianz Funds Multi-Strategy Trust that offers Class D shares, at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option when your account is established.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). You must elect this option when your account is established.

Fund shareholders may continue to elect to have distributions invested in the same class of another series of the Trust or Allianz Funds Multi-Strategy Trust.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of RCM Mid-Cap Fund distributions.

If you elect to receive RCM Mid-Cap Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413. For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-800-988-8380.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the RCM Mid-Cap Fund. An investment in the RCM Mid-Cap Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the RCM Mid-Cap Fund.

The RCM Mid-Cap Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. The RCM Mid-Cap Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Distributions.  If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on RCM Mid-Cap Fund distributions whether they are paid in cash or reinvested in additional shares of the RCM Mid-Cap Fund. The RCM Mid-Cap Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, RCM Mid-Cap Fund distributions will be taxable to you as either ordinary income or capital gains. RCM Mid-Cap Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the RCM Mid-Cap Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the RCM Mid-Cap Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income reported by the RCM Mid-Cap Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions from REITs generally do not qualify as qualified dividend income.

The ultimate tax characterization of the RCM Mid-Cap Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the RCM Mid-Cap Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

Fund distributions are taxable to you even if they are paid from income or gains earned by the RCM Mid-Cap Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of RCM Mid-Cap Fund shares generally will be taxed to you as capital gain. When you exchange shares of the RCM Mid-Cap Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments.  The RCM Mid-Cap Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. The RCM Mid-Cap Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the RCM Mid-Cap Fund’s recognition of ordinary income and may affect the timing or amount of the RCM Mid-Cap Fund’s distributions.

Backup Withholding.  The RCM Mid-Cap Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the RCM Mid-Cap Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the RCM Mid-Cap Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

The tax consequences described above with respect to the RCM Mid-Cap Fund also apply to the AGIC Target Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the RCM Mid-Cap Fund identified in the Fund Summary and under “Principal Investments and Strategies of the Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the RCM Mid-Cap Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the RCM Mid-Cap Fund. As with any mutual fund, investors in the RCM Mid-Cap Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the RCM Mid-Cap Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that the Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Focus

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks — Focused Investment Risk” above.

Non-U.S. Securities

The Fund may invest in foreign (non-U.S.) securities. The Fund considers non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S., excluding companies whose shares are traded principally on U.S. markets but are incorporated outside of the U.S. for tax or other purposes; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes the Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

To the extent the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions.  The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund,” the Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. To the extent the Fund uses derivatives, the Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent the Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, the Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that the Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government Securities and other government securities remain subject to the risks associated with downgrade or default. Unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund,” the Fund may invest in derivatives based on fixed income securities. The Fund may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Fund’s Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of the Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Effective March 16, 2009, the Trust determined to cease participation in a program pursuant to which various series of the Trust regularly lent their portfolio securities. The Trust and individual series thereof may determine to lend portfolio securities through other securities lending programs or facilities.

If the Fund engages in securities lending, cash collateral that the Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other series of the Trust or indirectly through investments in affiliated or unaffiliated money market funds.

The Fund may (but is not required to) lend portfolio securities representing up to 331/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. Funds whose portfolio securities are in relatively high demand from borrowers (e.g., small capitalization stocks, international stocks) may engage in securities lending to a greater extent than other funds.

When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Lending portfolio securities, as with other extensions of credit, exposes the Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should borrowers (which typically include broker-dealers and other financial services companies) fail financially or otherwise not return the securities loaned. The investment of cash received as collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

The Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks — Leveraging Risk.”

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. Investing in REITs also subjects the Fund to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of the Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During the most recently completed fiscal year, the Fund had a portfolio turnover rate in excess of 100% as noted in the Fund Summary. The Fund may have a portfolio turnover rate in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of the RCM Mid-Cap Fund is fundamental and may not be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. The RCM Mid-Cap Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in the Fund’s Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Fund to additional risks. The Fund may use Grassrootssm Research in addition to its traditional research activities. Grassrootssm Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Fund. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Adviser or the Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Financial Highlights

Please see Appendix C for the Financial Highlights of the RCM Mid-Cap Fund.

Additional Performance Information

As noted in the Fund Summary above, this section contains additional information regarding the calculation of the RCM Mid-Cap Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the Prospectus/Proxy Statement compares the RCM Mid-Cap Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used in the Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of the RCM Mid-Cap Fund’s class-by-class performance.

Index Descriptions

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000» Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in the index.

Lipper Average Descriptions

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. It does not take into account sales charges.

Share Class Performance

Information about the RCM Mid-Cap Fund’s performance is based on the RCM Mid-Cap Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the RCM Mid-Cap Fund will fluctuate over time, and any representation of the RCM Mid-Cap Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the RCM Mid-Cap Fund and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus/Proxy Statement. As discussed in the SAI, and in this Prospectus/Proxy Statement, the RCM Mid-Cap Fund has had adviser and sub-adviser changes during the periods for which performance is shown. The RCM Mid-Cap Fund may have changed its investment objective, policies and/or strategies during such periods. The RCM Mid-Cap Fund would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objective, policies and strategies.

For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Additional details including a presentation of actual class-by-class performance and any performance adjustments are provided under “Additional Performance Information” in the SAI.

* * *

The following table sets forth the Inception Date of certain classes of shares of the Allianz RCM Mid-Cap Fund (which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002). Accordingly, “Inception Date of Fund” for the Fund refers to the inception date of the Dresdner predecessor series.

For the RCM Mid-Cap Fund listed below offering Class A, Class B, Class C, and Class R shares, average annual total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the RCM Mid-Cap Fund, which are offered in a different prospectus, adjusted to reflect the actual sales charges of the newer class. The performance information for periods prior to February 1, 2002 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum) and (ii) administrative fee charges, which generally differ from class to class (Administrative fee charges are the same for Class A, Class B, Class C and Class R shares). Please see “Management of the Trust — Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of the RCM Mid-Cap Fund, the Fund Summary and “Management of the Funds” above and “How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the Proposed Merger?” in the Prospectus/Proxy Statement for more detailed information about the RCM Mid-Cap Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class

RCM Mid-Cap Fund	11/6/79	Class A	2/5/02
		Class B	2/5/02
		Class C	2/5/02
		Class R	12/31/02

For the RCM Mid-Cap Fund listed below offering Class D, Class P and Administrative Class shares, total return presentations in the Fund Summary for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the RCM Mid-Cap Fund. The performance information for periods prior to February 1, 2002 reflects the performance and fee arrangements of the RCM Mid-Cap Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and are not paid by the Institutional Class or Class P and (ii) administrative fee charges, which differ from class to class. Please see “Management of the Trust — Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of the RCM Mid-Cap Fund, the Fund Summary and “Management of the Funds” above and “How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the Proposed Merger?” in the Prospectus/Proxy Statement for more detailed information about the RCM Mid-Cap Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class

RCM Mid-Cap Fund	11/6/79	Institutional	11/6/79
		Administrative	2/5/02
		Class D	12/29/00
		Class P	4/2/12

Appendix C

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended June 30, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page 2 of the Prospectus/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

			Net											Ratio of	Ratio of
			Realized											Expenses	Expenses	Ratio of
			and		Distributions									to Average	to Average	Net
	Net Asset		Change in		from Net								Net Assets	Net Assets	Net Assets	Investment
For a Share	Value	Net	Unrealized	Total from	Realized	Fund		Net Asset					End of	with Fee	Without Fee	Loss to	Portfolio
Outstanding	Beginning	Investment	Gain	Investment	Capital	Redemption		Value End			Total		Period	Waiver/	Waiver/	Average	Turnover
for the Period Ended:	of Period	Loss(a)	(Loss)(a)	Operations	Gains	Fees(a)(j)		of Period			Return(i)		(000s)	Reimbursement	Reimbursement	Net Assets	Rate

AGIC Target:
Class A
6/30/2011	$14.15	$(0.13)	$5.93	$5.80	$—	$—		$19.95			40.99%		$112,459	1.21%	1.21%	(0.75)%	97%
6/30/2010	11.66	(0.10)	2.59	2.49	—	—		14.15			21.35		97,184	1.21	1.21	(0.69)	121
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)	—	(b)	11	.66(c	)	(40.24	)(c)	93,101	1.21	1.22	(0.62)	130
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)	—	(b)	23.01			1.27		182,525	1.21	1.21	(0.57)	122
6/30/2007	19.71	(0.12)	5.39	5.27	—	—	(b)	24.98			26.74		175,023	1.21	1.21	(0.55)	114

Class B
6/30/2011	$11.27	$(0.21)	$4.70	$4.49	$—	$—		$15.76			39.84%		$4,250	1.96%	1.96%	(1.51)%	97%
6/30/2010	9.35	(0.17)	2.09	1.92	—	—		11.27			20.53		5,884	1.96	1.96	(1.43)	121
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)	—	(b)	9	.35(d	)	(40.71	)(d)	7,993	1.97	1.97	(1.40)	130
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)	—	(b)	19.28			0.55		25,133	1.96	1.96	(1.36)	122
6/30/2007	17.04	(0.24)	4.64	4.40	—	—	(b)	21.44			25.82		50,506	1.96	1.96	(1.31)	114

Class C
6/30/2011	$11.26	$(0.21)	$4.71	$4.50	$—	$—		$15.76			39.96%		$217,082	1.96%	1.96%	(1.49)%	97%
6/30/2010	9.35	(0.17)	2.08	1.91	—	—		11.26			20.43		182,245	1.96	1.96	(1.44)	121
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)	—	(b)	9	.35(e	)	(40.68	)(e)	175,813	1.97	1.97	(1.38)	130
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)	—	(b)	19.28			0.50		373,169	1.96	1.96	(1.33)	122
6/30/2007	17.04	(0.24)	4.64	4.40	—	—	(b)	21.44			25.82		432,836	1.96	1.96	(1.30)	114

			Net											Ratio of		Ratio of
			Realized											Expenses		Expenses		Ratio of
			and		Distributions									to Average		to Average		Net
	Net Asset		Change in		from Net								Net Assets	Net Assets		Net Assets		Investment
For a Share	Value	Net	Unrealized	Total from	Realized	Fund		Net Asset					End of	with Fee		Without Fee		Loss to	Portfolio
Outstanding	Beginning	Investment	Gain	Investment	Capital	Redemption		Value End			Total		Period	Waiver/		Waiver/		Average	Turnover
for the Period Ended:	of Period	Loss(a)	(Loss)(a)	Operations	Gains	Fees(a)(j)		of Period			Return(i)		(000s)	Reimbursement		Reimbursement		Net Assets	Rate

Class D
6/30/2011	$14.16	$(0.13)	$5.92	$5.79	$—	$—		$19.95			40.89%		$739	1.21%		1.21%		(0.74)%	97%
6/30/2010	11.66	(0.10)	2.60	2.50	—	—		14.16			21.44		531	1.21		1.21		(0.67)	121
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)	—	(b)	11	.66(f	)	(40.27	)(f)	568	1.22		1.22		(0.64)	130
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)	—	(b)	23.02			1.32		1,398	1.21		1.21		(0.53)	122
6/30/2007	19.71	(0.12)	5.39	5.27	—	—	(b)	24.98			26.74		1,064	1.21		1.21		(0.56)	114

Class P
6/30/2011	$14.23	$(0.09)	$5.96	$5.87	$—	$—		$20.10			41.25%		$1,869	0.96%		0.96%		(0.50)%	97%
6/30/2010	11.69	(0.06)	2.60	2.54	—	—		14.23			21.73		1,597	0.95		0.95		(0.44)	121
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)	—	(b)	11	.69(g	)	(37.12	)(g)	1,127	0	.89*	0	.90*	(0.24)*	130

Institutional Class
6/30/2011	$14.84	$(0.07)	$6.22	$6.15	$—	$—		$20.99			41.44%		$6,403	0.86%		0.86%		(0.39)%	97%
6/30/2010	12.18	(0.05)	2.71	2.66	—	—		14.84			21.84		4,535	0.85		0.85		(0.33)	121
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)	—	(b)	12	.18(h	)	(40.02	)(h)	4,122	0.81		0.82		(0.24)	130
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)	—	(b)	23.80			1.73		11,980	0.81		0.81		(0.16)	122
6/30/2007	20.17	(0.03)	5.52	5.49	—	—	(b)	25.66			27.23		9,857	0.81		0.81		(0.14)	114

Administrative Class
6/30/2011	$14.54	$(0.12)	$6.09	$5.97	$—	$—		$20.51			41.06%		$66	1.11%		1.11%		(0.63)%	97%
6/30/2010	11.97	(0.09)	2.66	2.57	—	—		14.54			21.47		38	1.10		1.10		(0.58)	121
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)	—	(b)	11	.97(i	)	(40.16	)(i)	112	1.06		1.07		(0.45)	130
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)	—	(b)	23.50			1.46		132	1.06		1.06		(0.44)	122
6/30/2007	20.02	(0.09)	5.49	5.40	—	—	(b)	25.42			26.97		193	1.06		1.06		(0.41)	114

*	Annualized

†	Commencement of operations.

(a)	Calculated on average shares outstanding during the period.

(b)	Less than $0.01 per share.

(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.

(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.

(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.

(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.

(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $11.52 and (38.03)%, respectively.

(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

(j)	Effective May 1, 2009, Fund redemption fees were eliminated.

(k)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

																	Ratio of
			Net														Net
			Realized														Investment
			and				Distributions								Net	Ratio of	Income
	Net Asset	Net	Change in		Dividends		from Net	Total			Net Asset				Assets	Expenses	(Loss) to
For a Share	Value	Investment	Unrealized	Total from	from Net		Realized	Dividends	Fund		Value				End of	to Average	Average	Portfolio
Outstanding	Beginning	Income	Gain	Investment	Investment		Capital	and	Redemption		End of		Total		Period	Net	Net	Turnover
for the Period Ended:	of Period	(Loss)(a)	(Loss)(a)	Operations	Income		Gains	Distributions	Fees(a)(e)		Period		Return(f)		(000s)	Assets	Assets	Rate

RCM Mid-Cap:

Class A
6/30/2011	$2.36	$(0.01)	$0.93	$0.92	$—	(b)	$—	$— (b)	$—		$3.28	(d)	39.17	%(d)	$11,498	1.13%	(0.46)%	133%
6/30/2010	1.95	(0.01)	0.42	0.41	—	(b)	—	— (b)	—		2.36		21.03		5,496	1.14	(0.46)	110
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.95		(26.34)		2,608	1.14	(0.20)	139
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.67		(6.40)		3,146	1.13	(0.35)	107
6/30/2007	2.89	(0.01)	0.57	0.56	—		(0.58)	(0.58)	—	(c)	2.87		21.69		3,640	1.17	(0.49)	102

Class B
6/30/2011	$2.23	$(0.03)	$0.88	$0.85	$—	(b)	$—	$— (b)	$—		$3.08	(d)	38.12	%(d)	$2,344	1.88%	(1.19)%	133%
6/30/2010	1.86	(0.03)	0.40	0.37	—	(b)	—	— (b)	—		2.23		19.90		1,950	1.89	(1.19)	110
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)	—	(c)	1.86		(26.98)		1,260	1.89	(0.96)	139
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.56		(6.97)		1,913	1.89	(1.11)	107
6/30/2007	2.83	(0.03)	0.56	0.53	—		(0.58)	(0.58)	—	(c)	2.78		21.08		2,412	1.92	(1.24)	102

Class C
6/30/2011	$2.22	$(0.03)	$0.87	$0.84	$—	(b)	$—	$— (b)	$—		$3.06	(d)	37.84	%(d)	$5,942	1.88%	(1.21)%	133%
6/30/2010	1.85	(0.03)	0.40	0.37	—	(b)	—	— (b)	—		2.22		20.01		2,964	1.89	(1.19)	110
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)	—	(c)	1.85		(27.09)		2,042	1.88	(0.95)	139
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.55		(6.99)		2,264	1.89	(1.11)	107
6/30/2007	2.82	(0.03)	0.56	0.53	—		(0.58)	(0.58)	—	(c)	2.77		21.17		2,764	1.92	(1.25)	102

Class D
6/30/2011	$2.39	$(0.01)	$0.95	$0.94	$—	(b)	$—	$— (b)	$—		$3.33	(d)	39.38	%(d)	$1,807	1.13%	(0.45)%	133%
6/30/2010	1.98	(0.01)	0.42	0.41	—	(b)	—	— (b)	—		2.39		20.80		1,421	1.14	(0.43)	110
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.98		(26.32)		638	1.14	(0.21)	139
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—		(0.03)	(0.03)	—	(c)	2.70		(6.31)		927	1.13	(0.35)	107
6/30/2007	2.92	(0.01)	0.58	0.57	—		(0.58)	(0.58)	—	(c)	2.91		21.86		973	1.17	(0.49)	102

Class R
6/30/2011	$2.38	$(0.02)	$0.93	$0.91	$—	(b)	$—	$— (b)	$—		$3.29	(d)	38.98	%(d)	$1,832	1.38%	(0.71)%	133%
6/30/2010	1.97	(0.02)	0.43	0.41	—	(b)	—	— (b)	—		2.38		20.41		619	1.38	(0.68)	110
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.97		(26.42)		76	1.38	(0.36)	139
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.69		(6.66)		24	1.39	(0.73)	107
6/30/2007	2.92	(0.02)	0.59	0.57	—		(0.58)	(0.58)	—	(c)	2.91		21.86		231	1.38	(0.70)	102

																	Ratio of
				Net													Net
				Realized													Investment
				and				Distributions							Net	Ratio of	Income
	Net Asset	Net		Change in		Dividends		from Net	Total			Net Asset			Assets	Expenses	(Loss) to
For a Share	Value	Investment		Unrealized	Total from	from Net		Realized	Dividends	Fund		Value			End of	to Average	Average	Portfolio
Outstanding	Beginning	Income		Gain	Investment	Investment		Capital	and	Redemption		End of	Total		Period	Net	Net	Turnover
for the Period Ended:	of Period	(Loss)(a)		(Loss)(a)	Operations	Income		Gains	Distributions	Fees(a)(e)		Period	Return(f)		(000s)	Assets	Assets	Rate

Institutional Class
6/30/2011	$2.51	$—	(b)	$0.99	$0.99		$(0.01)	$—	$(0.01)	$—		$3.49 (d)	39.90	%(d)	$55,460	0.78%	(0.09)%	133%
6/30/2010	2.07	—	(b)	0.44	0.44	—	(b)	—	— (b)	—		2.51	20.93		40,206	0.78	(0.08)	110
6/30/2009	2.81	—	(c)	(0.73)	(0.73)	—		(0.01)	(0.01)	—	(c)	2.07	(26.00)		35,085	0.74	0.19	139
6/30/2008	3.01	—	(c)	(0.17)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.81	(6.08)		64,922	0.73	0.05	107
6/30/2007	2.99	—	(b)	0.60	0.60	—		(0.58)	(0.58)	—	(c)	3.01	22.75		74,623	0.77	(0.10)	102

Administrative Class
6/30/2011	$2.43	$(0.01)		$0.96	$0.95		$(0.01)	$—	$(0.01)	$—		$3.37 (d)	39.11	%(d)	$2,923	1.03%	(0.35)%	133%
6/30/2010	2.01	(0.01)		0.43	0.42	—	(b)	—	— (b)	—		2.43	20.92		74	1.03	(0.28)	110
6/30/2009	2.74	—	(b)	(0.72)	(0.72)	—		(0.01)	(0.01)	—	(c)	2.01	(26.30)		11	0.99	(0.16)	139
6/30/2008	2.94	(0.01)		(0.16)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.74	(6.23)		1,104	0.98	(0.20)	107
6/30/2007	2.94	(0.01)		0.59	0.58	—		(0.58)	(0.58)	—	(c)	2.94	22.44		1,272	1.02	(0.32)	102

(a)	Calculated on average shares outstanding during the period.

(b)	Less than $(0.01) per share.

(c)	Less than $0.01 per share.

(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

(e)	Effective May 1, 2009, Fund redemption fees were eliminated.

(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

Appendix D

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

AGIC Target Fund	RCM Mid-Cap Fund

The Fund:	The Fund:

May borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.	May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

May not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.	May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

May not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.	May not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

May not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate.[1]

 1 As set forth in the Trust’s Statement of Additional Information, the policy also relates to the Allianz NFJ Mid-Cap Value, Allianz AGIC Growth and Allianz AGIC Opportunity Funds.

D-1

AGIC Target Fund	RCM Mid-Cap Fund

The Fund:	The Fund:

May not concentrate more than 25% of the value of its total assets in any one industry.	May not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities).

May not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options.	May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

May not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 33 1/3% of its total assets.	May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

May not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security	May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act. In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

D-2

ALLIANZ FUNDS
ALLIANZ RCM MID-CAP FUND
FORM N-14
PART B
STATEMENT OF ADDITIONAL INFORMATION
February 23, 2012
     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Allianz AGIC Target Fund (the “AGIC Target Fund”) into the Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund” and, together, the “Funds”). The AGIC Target Fund and the RCM Mid-Cap Fund are series of Allianz Funds (the “Trust”).
     This SAI contains information that may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 23, 2012 (the “Prospectus/Proxy Statement”) of the RCM Mid-Cap Fund, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization is to be effected through the combination of the AGIC Target Fund and the RCM Mid-Cap Fund in a transaction in which the RCM Mid-Cap Fund will be the surviving Fund. As a result of the proposed transaction, the AGIC Target Fund will cease to be a separate series of the Trust and will terminate and AGIC Target Fund shareholders will receive in exchange for their AGIC Target Fund shares a number of RCM Mid-Cap Fund shares of the same class, equal in value to the aggregate value of their AGIC Target Fund shares as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Funds, 1633 Broadway, New York, New York 10019, or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (institutional classes: Administrative, Institutional & P).
Table of Contents

I. Additional Information about the Acquiring Fund	1
II. Financial Statements	1
A. Incorporation by Reference	1
B. Unaudited Pro Forma Combined Financial Statements	2

I. Additional Information about the Acquiring Fund.
     This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2011, as supplemented November 8, 2011, February 1, 2012 and February 17, 2012 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference.
     In addition, Class P shareholders of the RCM Mid-Cap Fund pay the Administrator administrative fees at an annual rate of 0.40% (stated as a percentage of the Fund’s average daily net assets attributable to Class P shares on an annual basis).
II. Financial Statements.
     A. Incorporation by Reference: This SAI is accompanied by the Annual Report for Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares of the Funds for the year ended June 30, 2011 (the “Annual Report”). The Annual Report contains historical financial information regarding both the AGIC Target Fund and the RCM Mid-Cap Fund. The Annual Report, including the report of PricewaterhouseCoopers LLP contained therein, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

1

     B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Report referred to in the preceding section.
June 30, 2011
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES

				RCM
				Mid-Cap
				Fund Pro
	AGIC	RCM	Pro Forma	Forma
	Target	Mid-Cap	Adjustments	Combined
Amounts in thousands, except per share amounts	Fund	Fund	(unaudited)	(unaudited)
Assets:
Investments, at value	$343,616	$82,108	$—	$425,724
Cash	—	1	—	1
Receivable for investments sold	—	911	—	911
Dividends and interest receivable	95	29	—	124
Receivable for Fund shares sold	58	15	—	73
Investments in Affiliated Funds — Trustee Deferred Compensation Plan	50	7	—	57

Total Assets	343,819	83,071	—	426,890

Liabilities:
Payable for investments purchased	—	1,158	—	1,158
Payable for Fund shares redeemed	442	39	—	481
Investment advisory fees payable	150	30	(22)	158
Distribution fees payable	133	6	—	139
Administration fees payable	109	21	—	130
Servicing fees payable	67	4	—	71
Trustee Deferred Compensation Plan payable	50	7	—	57
Total Liabilities	951	1,265	(22)	2,194

Net Assets	$342,868	$81,806	$22	$424,696

Net Assets Consist of:
Paid-in-capital	$333,837	$73,517	$—	$407,354

2

					RCM
					Mid-Cap
					Fund Pro
	AGIC	RCM	Pro Forma		Forma
	Target	Mid-Cap	Adjustments		Combined
Amounts in thousands, except per share amounts	Fund	Fund	(unaudited)		(unaudited)
Dividends in excess of net investment income	(50)	(10)	22		(38)
Accumulated net realized loss	(68,892)	(4,676)	—		(73,568)
Net unrealized appreciation of investments	77,973	12,975	—		90,948

Net Assets	$342,868	$81,806	$22		$424,696

Net Assets:
Class A	$112,459	$11,498	$6		$123,963
Class B	$4,250	$2,344	$—		$6,594
Class C	$217,082	$5,942	$12		$223,036
Class D	$739	$1,807	$—		$2,546
Class R	$—	$1,832	$—		$1,832
Class P	$1,869	$—	$—		$1,869
Institutional Class	$6,403	$55,460	$4		$61,867
Administrative Class	$66	$2,923	$—		$2,989

Shares Issued and Outstanding:
Class A	5,638	3,509	28,647	*	37,794
Class B	270	762	1,109	*	2,141
Class C	13,778	1,939	57,170	*	72,887
Class D	37	543	185	*	765
Class R	—	557	—		557
Class P	93	—	443	*	536
Institutional Class	305	15,903	1,519	*	17,727
Administrative Class	3	867	17	*	887

Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$19.95	$3.28	$—		$3.28
Class B	$15.76	$3.08	$—		$3.08
Class C	$15.76	$3.06	$—		$3.06
Class D	$19.95	$3.33	$—		$3.33
Class R	$—	$3.29	$—		$3.29
Class P	$20.10	$—	$(16.61)		$3.49
Institutional Class	$20.99	$3.49	$—		$3.49
Administrative Class	$20.51	$3.37	—		$3.37
Cost of Investments	$265,643	$69,133	$—		$334,776

3

*	Classes A, B, C, D, Institutional and Administrative shares of the AGIC Target Fund are exchanged for Classes A, B, C, D, Institutional and Administrative shares of the RCM Mid-Cap Fund, respectively. Initial per share values of each class are presumed to be equal to the respective share classes of the RCM Mid-Cap Fund. Class P shares, since new for the RCM Mid-Cap Fund, will replicate the Institutional Class shares NAV.
See Notes to Pro Forma Combined Financial Statements

4

For the twelve months ended June 30, 2011
PRO FORMA COMBINED STATEMENTS OF OPERATIONS

					RCM Mid- Cap Fund
	AGIC		Pro Forma		Pro Forma
	Target	RCM Mid-	Adjustments		Combined
Amounts in thousands	Fund	Cap Fund	(unaudited)		(unaudited)
Investment Income:
Dividends	$1,549	$481	$—		$2,030
Interest	1	—	—		1
Total Income	1,550	481	—		2,031

Expenses:
Investment advisory fees	1,836	332	(266	)(a)	1,902
Administration fees	1,329	231	—		1,560
Distribution fees — Class B	40	17	—		57
Distribution fees — Class C	1,575	34	—		1,609
Distribution fees — Class R	—	4	—		4
Servicing fees — Class A	275	23	—		298
Servicing fees — Class B	13	6	—		19
Servicing fees — Class C	525	12	—		537
Servicing fees — Class D	2	4	—		6
Servicing fees — Class R	—	4	—		4
Distribution and/or servicing fees — Administrative Class	—	5	—		5
Trustees’ fees	34	7	—		41
Interest expense	1	—	—		1
Total Expenses	5,630	679	(266)		6,043

Net Investment Loss	(4,080)	(198)	266		(4,012)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,322	12,224	—		70,546

5

				RCM Mid- Cap Fund
	AGIC		Pro Forma	Pro Forma
	Target	RCM Mid-	Adjustments	Combined
Amounts in thousands	Fund	Cap Fund	(unaudited)	(unaudited)
Payments from Affiliates	—	2	—	2
Net change in unrealized appreciation/depreciation of:
Investments	54,273	9,517	—	63,790

Net Realized and Change in Unrealized Gain	112,595	21,743	—	134,338

Net Increase in Net Assets
Resulting from Investment Operations	$108,515	$21,545	$266	$130,326

(a)	Decrease in Investment Advisory fees is due to lower fee rate for the RCM Mid-Cap Fund.
See Notes to Pro Forma Combined Financial Statements.

6

June 30, 2011
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Aerospace & Defense
AerCap Holdings NV (a)	211,800	$2,755			211,800	$2,755	0.6%
Goodrich Corp.			12,555	$1,199	12,555	1,199	0.3%
Precision Castparts Corp.	35,770	5,890			35,770	5,890	1.4%

		8,645		1,199		9,844	2.3%

Auto Components
BorgWarner, Inc. (a)			18,175	1,468	18,175	1,468	0.3%
Lear Corp.			21,910	1,172	21,910	1,172	0.3%

				2,640		2,640	0.6%

Automobiles
Tesla Motors, Inc. (a)	60,400	1,759			60,400	1,759	0.4%

Beverages
Coca-Cola Enterprises, Inc.			29,325	856	29,325	856	0.2%

Biotechnology
BioMarin Pharmaceutical, Inc. (a)	149,800	4,076			149,800	4,076	1.0%
Dendreon Corp.			24,695	974	24,695	974	0.2%
Human Genome Sciences, Inc. (a)			17,535	430	17,535	430	0.1%
Pharmasset, Inc. (a)			8,060	904	8,060	904	0.2%
United Therapeutics Corp. (a)	86,500	4,766			86,500	4,766	1.1%

		8,842		2,308		11,150	2.6%

Capital Markets
Affiliated Managers Group, Inc. (a)	59,200	6,006			59,200	6,006	1.4%

7

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Invesco Ltd.			10,575	247	10,575	247	0.1%
KKR & Co. L.P.	362,400	5,914			362,400	5,914	1.4%
Lazard Ltd., Class A			28,995	1,076	28,995	1,076	0.3%
T. Rowe Price Group, Inc.			2,500	151	2,500	151	0.0%

		11,920		1,474		13,394	3.2%

Chemicals
Albemarle Corp.	50,200	3,474			50,200	3,474	0.8%
Ashland, Inc.	94,100	6,081			94,100	6,081	1.4%
Celanese Corp., Ser. A			6,230	332	6,230	332	0.1%
CF Industries Holdings, Inc.	51,600	7,310			51,600	7,310	1.7%
International Flavors & Fragrances, Inc.			10,090	648	10,090	648	0.2%
LyondellBasell Industries NV, Class A			31,215	1,203	31,215	1,203	0.3%

		16,865		2,183		19,048	4.5%

Commercial Banks
Fifth Third Bancorp			44,400	566	44,400	566	0.1%
Zions Bancorporation			50,085	1,203	50,085	1,203	0.3%

				1,769		1,769	0.4%

Commercial Services & Supplies
Republic Services, Inc.			14,371	443	14,371	443	0.1%

Communications Equipment
Acme Packet, Inc. (a)	55,000	3,857			55,000	3,857	0.9%
Aruba Networks, Inc. (a)	122,700	3,626			122,700	3,626	0.9%
Brocade Communications Systems, Inc. (a)			220,295	1,423	220,295	1,423	0.3%
F5 Networks, Inc. (a)	38,400	4,234	7,600	838	46,000	5,072	1.2%
Finisar Corp. (a)			35,380	638	35,380	638	0.2%
Riverbed Technology, Inc. (a)			7,100	281	7,100	281	0.1%

		11,717		3,180		14,897	3.6%

Computers & Peripherals
NetApp, Inc. (a)	103,000	5,436	21,670	1,144	124,670	6,580	1.5%

Construction & Engineering
KBR, Inc.	197,200	7,432	20,575	775	217,775	8,207	1.9%

Containers & Packaging
Crown Holdings, Inc. (a)	87,200	3,385			87,200	3,385	0.8%

8

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Owens-Illinois, Inc. (a)			35,945	928	35,945	928	0.2%

		3,385		928		4,313	1.0%

Diversified Consumer Services
DeVry, Inc.			7,700	455	7,700	455	0.1%

Electrical Equipment
AMETEK, Inc.			33,214	1,491	33,214	1,491	0.4%
Cooper Industries PLC			9,025	538	9,025	538	0.1%
Polypore International, Inc. (a)	68,000	4,613			68,000	4,613	1.1%
Rockwell Automation, Inc.	82,400	7,149	15,270	1,325	97,670	8,474	2.0%
Roper Industries, Inc.			4,965	414	4,965	414	0.1%

		11,762		3,768		15,530	3.7%

Energy Equipment & Services
Cameron International Corp. (a)			32,885	1,654	32,885	1,654	0.4%
Rowan Cos., Inc. (a)			31,600	1,226	31,600	1,226	0.3%
Weatherford International Ltd. (a)	315,000	5,906	41,955	787	356,955	6,693	1.6%

		5,906		3,667		9,573	2.3%

Food & Staples Retailing
Fresh Market, Inc. (a)			17,565	679	17,565	679	0.2%
Whole Foods Market, Inc.			8,655	549	8,655	549	0.1%

				1,228		1,228	0.3%

Food Products
Green Mountain Coffee Roasters, Inc. (a)	49,200	4,392			49,200	4,392	1.0%
Hershey Co.			13,465	765	13,465	765	0.2%
Mead Johnson Nutrition Co., Class A	90,000	6,079			90,000	6,079	1.4%

		10,471		765		11,236	2.6%

Health Care Equipment & Supplies
Cooper Cos., Inc.			17,515	1,388	17,515	1,388	0.3%
Edwards Lifesciences Corp. (a)			6,535	570	6,535	570	0.1%
Intuitive Surgical, Inc. (a)	18,226	6,782	965	359	19,191	7,141	1.7%
Kinetic Concepts, Inc. (a)	90,900	5,239			90,900	5,239	1.2%
NuVasive, Inc. (a)			6,930	228	6,930	228	0.1%
Sirona Dental Systems, Inc. (a)			18,765	996	18,765	996	0.3%

		12,021		3,541		15,562	3.7%

9

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Health Care Providers & Services
AmerisourceBergen Corp.	139,600	5,780			139,600	5,780	1.4%
Centene Corp. (a)			28,315	1,006	28,315	1,006	0.2%
DaVita, Inc. (a)			5,785	501	5,785	501	0.1%
WellCare Health Plans, Inc. (a)	140,600	7,228			140,600	7,228	1.7%

		13,008		1,507		14,515	3.4%

Health Care Technology
Cerner Corp. (a)			12,840	785	12,840	785	0.2%
SXC Health Solutions Corp. (a)			5,300	312	5,300	312	0.1%

				1,097		1,097	0.3%

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc., Class A (a)			3,765	1,160	3,765	1,160	0.3%
Panera Bread Co., Class A (a)	37,100	4,662			37,100	4,662	1.1%
Starwood Hotels & Resorts Worldwide, Inc.			21,765	1,220	21,765	1,220	0.3%

		4,662		2,380		7,042	1.7%

Household Products
Church & Dwight Co., Inc.	143,400	5,813			143,400	5,813	1.4%

Insurance
Arch Capital Group Ltd.			13,275	424	13,275	424	0.1%
XL Group PLC	250,200	5,499			250,200	5,499	1.3%

		5,499		424		5,923	1.4%

Internet & Catalog Retail
NetFlix, Inc. (a)			6,505	1,709	6,505	1,709	0.4%
Priceline.com, Inc. (a)	11,700	5,990			11,700	5,990	1.4%

		5,990		1,709		7,699	1.8%

Internet Software & Services
Akamai Technologies, Inc. (a)			30,115	948	30,115	948	0.2%
LinkedIn Corp. (a)			6,430	579	6,430	579	0.2%
MercadoLibre, Inc.	42,700	3,388			42,700	3,388	0.8%

		3,388		1,527		4,915	1.2%

IT Services
Cognizant Technology Solutions Corp., Class A (a)	113,400	8,317			113,400	8,317	2.0%
VeriFone Systems, Inc. (a)	81,200	3,601			81,200	3,601	0.8%

		11,918				11,918	2.8%

10

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Leisure Equipment & Products
Hasbro, Inc.			27,290	1,199	27,290	1,199	0.3%

Life Sciences Tools & Services
Agilent Technologies, Inc. (a)	167,800	8,576	28,790	1,472	196,590	10,048	2.4%
Illumina, Inc. (a)			4,315	324	4,315	324	0.1%

		8,576		1,796		10,372	2.5%

Machinery
Cummins, Inc.	46,700	4,833			46,700	4,833	1.1%
Flowserve Corp.			5,920	651	5,920	651	0.2%
Gardner Denver, Inc.			12,925	1,086	12,925	1,086	0.3%
Joy Global, Inc.	50,000	4,762	11,910	1,134	61,910	5,896	1.4%
Kennametal, Inc.			8,150	344	8,150	344	0.1%
Manitowoc Co., Inc.			22,465	378	22,465	378	0.1%
Navistar International Corp. (a)			17,155	969	17,155	969	0.2%

		9,595		4,562		14,157	3.4%

Media
CBS Corp., Class B			56,820	1,619	56,820	1,619	0.4%
Focus Media Holding Ltd. ADR (a)	111,200	3,458			111,200	3,458	0.8%
Interpublic Group of Cos., Inc.			73,100	913	73,100	913	0.2%
McGraw-Hill Cos., Inc.			17,465	732	17,465	732	0.2%
Scripps Networks Interactive, Inc., Class A	103,500	5,059	6,665	326	110,165	5,385	1.3%
Viacom, Inc., Class B	100,000	5,100			100,000	5,100	1.2%

		13,617		3,590		17,207	4.1%

Metals & Mining
Carpenter Technology Corp.			18,095	1,044	18,095	1,044	0.2%
Cliffs Natural Resources, Inc.			14,000	1,294	14,000	1,294	0.3%

				2,338		2,338	0.5%

Multiline Retail
Dollar Tree, Inc. (a)			21,159	1,410	21,159	1,410	0.3%
Macy’s, Inc.	165,800	4,848			165,800	4,848	1.1%

		4,848		1,410		6,258	1.4%

Oil, Gas & Consumable Fuels
Arch Coal, Inc.			34,460	919	34,460	919	0.2%

11

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Brigham Exploration Co. (a)	103,000	3,083	36,800	1,101	139,800	4,184	1.0%
Peabody Energy Corp.			11,065	652	11,065	652	0.2%
PetroHawk Energy Corp. (a)	408,700	10,083	27,225	672	435,925	10,755	2.5%
Pioneer Natural Resources Co.	58,600	5,249	8,790	787	67,390	6,036	1.4%
SandRidge Energy, Inc. (a)	630,600	6,722			630,600	6,722	1.6%

		25,137		4,131		29,268	6.9%

Pharmaceuticals
Hospira, Inc. (a)	119,500	6,771	16,320	925	135,820	7,696	1.8%
Mylan, Inc. (a)	276,800	6,829			276,800	6,829	1.6%
Shire PLC ADR			8,650	815	8,650	815	0.2%
Watson Pharmaceuticals, Inc. (a)			19,680	1,352	19,680	1,352	0.3%

		13,600		3,092		16,692	3.9%

Professional Services
Robert Half International, Inc.	127,000	3,433			127,000	3,433	0.8%

Road & Rail
J.B. Hunt Transport Services, Inc.			25,665	1,209	25,665	1,209	0.3%
Kansas City Southern (a)	101,000	5,992			101,000	5,992	1.4%

		5,992		1,209		7,201	1.7%

Semiconductors & Semiconductor Equipment
Altera Corp.	118,700	5,502			118,700	5,502	1.3%
Analog Devices, Inc.			18,505	724	18,505	724	0.2%
ARM Holdings PLC ADR	186,500	5,302			186,500	5,302	1.2%
Atmel Corp. (a)			25,915	365	25,915	365	0.1%
Avago Technologies Ltd.			29,345	1,115	29,345	1,115	0.3%
Cymer, Inc. (a)			10,090	499	10,090	499	0.1%
KLA-Tencor Corp.	78,600	3,182			78,600	3,182	0.7%
Marvell Technology Group Ltd. (a)			68,580	1,013	68,580	1,013	0.2%
Microchip Technology, Inc.			12,310	467	12,310	467	0.1%
NVIDIA Corp. (a)			20,810	332	20,810	332	0.1%
NXP Semiconductor NV (a)	122,000	3,261			122,000	3,261	0.8%
ON Semiconductor Corp. (a)			96,165	1,007	96,165	1,007	0.2%
Xilinx, Inc.			16,735	610	16,735	610	0.1%

		17,247		6,132		23,379	5.4%

Software
BMC Software, Inc. (a)	143,900	7,871			143,900	7,871	1.9%

12

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
BroadSoft, Inc. (a)	82,300	3,138			82,300	3,138	0.7%
Citrix Systems, Inc. (a)	103,900	8,312			103,900	8,312	2.0%
Informatica Corp. (a)			6,205	363	6,205	363	0.1%
Red Hat, Inc. (a)			24,610	1,130	24,610	1,130	0.3%
Rovi Corp. (a)	59,200	3,396			59,200	3,396	0.8%
Salesforce.com, Inc. (a)			9,010	1,342	9,010	1,342	0.3%
Solera Holdings, Inc.			13,950	825	13,950	825	0.1%
TIBCO Software, Inc. (a)			36,160	1,049	36,160	1,049	0.2%

		22,717		4,709		27,426	6.4%

Specialty Retail
Dick’s Sporting Goods, Inc. (a)	137,500	5,287	36,680	1,410	174,180	6,697	1.6%
O’Reilly Automotive, Inc. (a)			4,785	314	4,785	314	0.1%
Tractor Supply Co.			9,480	634	9,480	634	0.1%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	83,400	5,386			83,400	5,386	1.3%

		10,673		2,358		13,031	3.1%

Textiles, Apparel & Luxury Goods
Coach, Inc.			10,030	641	10,030	641	0.2%
CROCS, Inc. (a)	211,400	5,444			211,400	5,444	1.3%
Deckers Outdoor Corp. (a)	69,900	6,161	7,275	641	77,175	6,802	1.6%
Polo Ralph Lauren Corp.	33,600	4,456			33,600	4,456	1.0%
Vera Bradley, Inc. (a)	114,700	4,381	22,680	867	137,380	5,248	1.2%

		20,442		2,149		22,591	5.3%

Tobacco
Lorillard, Inc.	33,100	3,604			33,100	3,604	0.8%

Trading Companies & Distributors
United Rentals, Inc. (a)	139,700	3,548			139,700	3,548	0.8%

Wireless Telecommunication Services
NII Holdings, Inc. (a)	141,832	6,011			141,832	6,011	1.4%
Sprint Nextel Corp., Ser. 1 (a)			51,190	276	51,190	276	0.1%

		6,011		276		6,287	1.5%

Total Common Stock (cost—$257,506, $66,943 and $324,449, respectively)		335,479		79,918		415,397	97.8%

13

					RCM Mid-Cap Fund Pro
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)%
	Principal		Principal		Principal		Combined
	Amount	Value	Amount	Value	Amount	Value	Value of Net
COMMON STOCK	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)	Assets
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/11, 0.01%, due 7/1/11, proceeds $8,137 and $2,190, respectively, collateralized by Federal Home Loan Bank, 0.25%, due 6/29/12, valued at $8,300 and $2,235, respectively, including accrued interest (cost—$8,137, $2,190 and $10,327, respectively)	$8,137	8,137	$2,190	2,190	$10,327	10,327	2.4%

Total Investments (cost—$265,643, $69,133 and $334,776, respectively)		343,616		82,108		425,724	100.2%

Liabilities in excess of other assets		(748)		(302)		(1,050)	-0.2%

Net Assets		$342,868		$81,806		$424,674	100.0%

Notes to Schedule of Investments:

(a)      Non-income producing.
Glossary:
ADR—American Depositary Receipt
Notes to Pro Forma Combined Financial Statements

Allianz Funds: RCM Mid-Cap Fund
     Basis of Presentation
     Subject to the approval of the Agreement and Plan of Reorganization (“Merger Agreement”) by the shareholders of the AGIC Target Fund, the AGIC Target Fund would combine with the RCM Mid-Cap Fund in a transaction in which the RCM Mid-Cap Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the AGIC Target Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shareholders of the AGIC Target Fund will receive in exchange for their shares a number of RCM Mid-Cap Fund shares of the same class, equal in value (collectively, the “Merger Shares”) to the aggregate value of their AGIC Target Fund shares as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     As a result of the proposed transaction, (i) Class A shareholders of the AGIC Target Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class A shares, (ii) Class B shareholders of the AGIC Target Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class B shares, (iii) Class C shareholders of the AGIC Target Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class C shares, (iv) Class D shareholders of the AGIC Target Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class D shares, (v) Class P shareholders of the AGIC Target Fund will receive in exchange for their Class P shares a number of full

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and fractional Class P Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class P shares, (vi) Institutional Class shareholders of the AGIC Target Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Institutional Class shares, and (vii) Administrative Class shareholders of the AGIC Target Fund will receive in exchange for their Administrative Class shares a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Administrative Class shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the AGIC Target Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares equal in aggregate value to the value of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund held by the shareholder as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     The pro forma combined financial statements reflect the combined financial position of the AGIC Target Fund with the RCM Mid-Cap Fund at June 30, 2011, as if the Reorganization had occurred on July 1, 2010.
     The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financials statements would have appeared had the Reorganization actually occurred on July 1, 2010. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective funds.
     All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the Reorganization (other than brokerage costs and similar expenses) will be borne by AGIFM, and not by the Funds. RCM, the RCM Mid-Cap Fund’s sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.
     Valuation of Investments
     Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.
     Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.
     The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for business.
     Capital Shares
     The pro forma net asset value per share assumes the issuance of shares of the RCM Mid-Cap Fund that would have been issued at June 30, 2011, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the AGIC Target Fund, as of June 30, 2011, divided by the net asset value per share of the shares of the RCM Mid-Cap Fund, as of June 30, 2011. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2011:

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	Shares of RCM	Additional	Total
	Mid-Cap Fund	Shares Assumed	Outstanding
	Pre-	Issued in	SharesPost-
Class of Shares	Reorganization	Reorganization	Reorganization
Class A	3,509	28,647	37,794
Class B	762	1,109	2,141
Class C	1,939	57,170	72,887
Class D	543	185	765
Class P	—	536	536
Institutional Class	15,903	1,519	17,727
Administrative Class	867	17	887
     Federal Income Taxes
     Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the RCM Mid-Cap Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.
     The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

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PROXY CARD
ALLIANZ AGIC TARGET FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 11, 2012
The undersigned, revoking prior proxies, hereby appoints Brian S. Shlissel, Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name of the undersigned on the record date which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of Allianz AGIC Target Fund (the “AGIC Target Fund”) to be held at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019, on April 11, 2012, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus/Proxy Statement, which have been received by the undersigned.
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity
Three simple methods to vote your proxy:

1.	Internet:
Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2.	Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
If you would like another copy of the proxy material, it is available at www.proxyonline.us. You will need your control number above to log in.
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

ALLIANZ AGIC TARGET FUND	PROXY CARD
QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-591-6309. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.
This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposal.
PROPOSALS:

	FOR	AGAINST	ABSTAIN

1)
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AGIC Target Fund to the Allianz RCM Mid-Cap Fund in exchange for shares of the RCM Mid-Cap Fund, and the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund, and the distribution of such shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund.
	☐	☐	☐
YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.
YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.
Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789